                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Amendment No. __
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              LASER PHOTONICS, INC.
                              ---------------------
                (Name of Registrant as Specified In Its Charter)

                  JEFFREY F. O'DONNELL, CHIEF EXECUTIVE OFFICER
                  ---------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------

    3) Filing Party:

    ------------------------------------------------

    4) Date Filed:

    ------------------------------------------------

DEAR FELLOW SHAREHOLDERS,

         As your new President and CEO, it is extremely exciting for me to be writing my first shareholder's letter to you. 1999 was filled with invigorating changes and transitions. We took concrete steps to re-position the Company, focusing our efforts on building a major medical device company with our patented excimer laser technology as the cornerstone. Your management team is confident that all of the critical pieces for success are in place, the challenges have been identified and are surmountable. The efficient and timely execution of our new business model is all that remains to assure our vision. I have great confidence in our new senior management team, our expanded and prestigious Board of Directors, and our dedicated employees. I believe we will achieve our objective.

         In order to concentrate our focus, efforts and resources on the development of medical applications for our proprietary excimer laser technology, your Board of Directors made a decision to divest all non-related operations. As you know from our recent Company communications, we have successfully completed the sale of the non-excimer laser operations and the management team is now completely focused on our excimer laser opportunities.

         During 1999, we successfully achieved the extremely important ISO9001 / En46001 and MDD certification from the European Community and filed a 510K application with the United States Food and Drug Administration, using our excimer laser for the treatment of psoriasis. We were approved in January, 2000. I am happy to report that we are on target to commercially launch our excimer laser system for the treatment of psoriasis in the third quarter of this year.

         In August, 1999, we completed a $9.3 million private round of financing, and in March, 2000 we completed another $15.5 million round of private financing to a syndicate of high quality institutional investors. We have substantially strengthened our balance sheet and now have the necessary resources to accelerate the commercialization of our excimer laser treatment therapy for psoriasis.

         In 1999 we began the process to substantially enhance our management team and Board of Directors. In May, 1999, the Board appointed R. Rox Anderson, M.D., Associate Professor of Dermatology at the Harvard Medical School and internationally renowned dermatologist, to be chairman of our Medical Advisory Scientific Committee. Dr. Anderson, in conjunction with Dr. Charles Taylor of Massachusetts General Hospital, directed our clinical trials at Massachusetts General Hospital. In addition, we have been very fortunate in our recent hiring of several senior level management personnel who will be pivotal in the success of our marketing efforts. Our immediate focus is on the commercialization of our medical applications in the psoriasis and cardiovascular fields, with a longer-term goal of positioning ourselves as a leading medical device company utilizing excimer laser technology.

         There are two significant medical market opportunities available to the Company that, if properly developed, could be our springboard to becoming a successful, well-regarded medical device company.

         PSORIASIS: the second most common skin disorder in the world, afflicting an estimated 80 million people worldwide (est. 7 million in the United States). This is a chronic disease with no known cure. Based on our clinical trials, we believe our treatment to be superior to all current treatment modalities and feel that it will become the "Standard of Care" in the industry. Since FDA approval in early 2000, we have placed our XTRAC lasers with 5 leading dermatologists nationwide. The field results have been very gratifying, reinforcing the results achieved in the tightly controlled clinical trials at Massachusetts General Hospital. Psoriasis is a cruel, emotionally draining affliction. Our system, while not a cure, does heal; dramatically reduces suffering and in a shorter time span; and still has a long remission period. The patients' and the dermatologists' responses have been overwhelmingly favorable. We are extremely excited over this product's potential.

         TRANSMYOCARDIAL REVASCULARIZATION (TMR): the AL5000M TMR laser is designed to create laser channels in cardiac tissue for patients suffering from persistent angina. During Phase 1 human clinical trials the AL5000M TMR laser's effect on lowering the mortality rate was demonstrable proof of its safety and the improvement in patient angina was testament to its clinical efficacy. Phase II is scheduled to start in July and the goal is to treat 125 patients. FDA product approval is anticipated in late 2001. We are proud to have Edwards Life Sciences Corp. (EW), formerly The Baxter Cardio Vascular Group (CVG), a division of Baxter International, marketing the AL5000M and believe that they will dominate this fast growing new market.

         We believe our intellectual property position is strong, and feel it is reasonable to assume, based on our research, that many companies will be interested in partnering with us, utilizing our patents and generating royalty fees. We are, at the present time, actively pursuing several opportunities of this type and hope to finalize negotiations and conclude these agreements before the end of the year.

         To better reflect our new corporate focus and more favorably position our market persona, we have, through Board resolution, changed the name of the company to PhotoMedex, Inc., which is to be ratified by shareholder approval. We are in the process of developing a web site to enhance shareholder communications and provide timely updated information. Our recent listing on NASDAQ's Small Cap Market System (trading began on May 10, under the symbol
PHMD) was a milestone for the company and we are beginning to attract more and more media attention, in both general and medical publications.

         Our commitment to creating greater value for our shareholders is paramount, and we hope you share our excitement and enthusiasm for this company and its potential. As the President, CEO, and shareholder of PhotoMedex, Inc., I am proud of the achievements of this company and I am proud to be a part of its vision.

         Sincerely,


         Jeffrey F. O'Donnell
         President & Chief Executive Officer
         Laser Photonics, Inc.

                              LASER PHOTONICS, INC.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                          FIVE RADNOR CORPORATE CENTER
                                    SUITE 470
                           RADNOR, PENNSYLVANIA 19087
                                 (610) 971-9292

                            ------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 18, 2000


                            ------------------------

TO THE STOCKHOLDERS OF LASER PHOTONICS, INC.:

         The Annual Meeting of Stockholders (the "Meeting") of Laser Photonics, Inc., a Delaware corporation (the "Company"), will be held at The Radnor Hotel, 591 East Lancaster Avenue, St. Davids, Pennsylvania 19087, on July 18, 2000, at 9:00 a.m., local time, to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to the Board of Directors six (6) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To adopt and approve a Restated Certificate of Incorporation and revised Bylaws of the Company, which generally have the effect of certain procedural changes to the Certificate of Incorporation and Bylaws, including, increasing the maximum authorized number of directors from seven (7) to eight
(8), and in addition, expand the rights of indemnification of the Company's directors.

         (3) To adopt and approve certain amendments to the Certificate of Incorporation and Bylaws of the Company, which generally have the effect of adopting certain "anti-takeover" provisions in connection with changes of control of the Company, including, supermajority requirements of 66 2/3% of the voting power of all issued and outstanding shares of voting stock with respect to the amendment, change or repeal of certain provisions of the Certificate of Incorporation and Bylaws.

         (4) To adopt and approve certain amendments to the Certificate of Incorporation and Bylaws of the Company, which generally have the effect of dividing the Board of Directors into three (3) classes to be elected for separate terms of office.

         (5) To consider and vote upon an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock to 50,000,000 shares of the Company.

         (6) To consider and vote upon an amendment to the Company's Certificate of Incorporation to authorize a class of up to 5,000,000 shares of Preferred Stock of the Company.

         (7) To change the Company's name to PhotoMedex, Inc.

         (8) To adopt the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 2000 Stock Option Plan.

         (9) To adopt the Company's 2000 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") and to reserve up to 250,000 shares of the Company's Common Stock for issuance under the Non-Employee Director Plan.

         (10) To transact such other business as may properly come before the Meeting and any adjournments thereof.

         ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JUNE 6, 2000 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.


         PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005, ATTN: PROXY SERVICES, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                                    LASER PHOTONICS, INC.




                                                    By: /s/ Jeffrey F. O'Donnell
                                                       -------------------------
                                                       Jeffrey F. O'Donnell

Radnor, Pennsylvania
DATED: June 6, 2000

                              LASER PHOTONICS, INC.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                          FIVE RADNOR CORPORATE CENTER
                                    SUITE 470
                           RADNOR, PENNSYLVANIA 19087
                                 (610) 971-9292

                            ------------------------

                                 PROXY STATEMENT

                            -------------------------


         This proxy statement is furnished to the stockholders of Laser Photonics, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at The Radnor Hotel, 591 East Lancaster Avenue, St. Davids, Pennsylvania 19087, on July 18, 2000 at 9:00 a.m., local time.


         The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

         (1) To elect to the Board of Directors six (6) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

         (2) To adopt and approve a Restated Certificate of Incorporation and revised Bylaws of the Company, which generally have the effect of certain procedural changes to the Certificate of Incorporation and Bylaws, including, increasing the maximum authorized number of directors from seven (7) to eight
(8), and in addition, expand the rights of indemnification of the Company's directors.

         (3) To adopt and approve certain amendments to the Certificate of Incorporation and Bylaws of the Company, which generally have the effect of adopting certain "anti-takeover" provisions in connection with changes of control of the Company, including, supermajority requirements of 66 2/3% of the voting power of all issued and outstanding shares of voting stock with respect to the amendment, change or repeal of certain provisions of the Certificate of Incorporation and Bylaws.

         (4) To adopt and approve certain amendments to the Certificate of Incorporation and Bylaws of the Company, which generally have the effect of dividing the Board of Directors into three (3) classes to be elected for separate terms of office.

         (5) To consider and vote upon an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock to 50,000,000 shares of the Company.

         (6) To consider and vote upon an amendment to the Company's Certificate of Incorporation to authorize a class of up to 5,000,000 shares of Preferred Stock of the Company.

         (7)      To change the Company's name to PhotoMedex, Inc.

         (8) To adopt the Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 2000 Stock Option Plan.


         (9) To adopt the Company's 2000 Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") and to reserve up to 250,000 shares of the Company's Common Stock for issuance under the Non-Employee Director Plan.

         (10) To transact such other business as may properly come before the Meeting and any adjournments thereof.


         The list of all stockholders of record on June 6, 2000, will be available at the Meeting and at the offices of the Company at Five Radnor Corporate Center, Radnor, Pennsylvania 19087, (610) 971-9292 for the ten (10) days preceding the Meeting.


         Requests should be addressed to the Company, to the attention of Laser Photonics, Inc., Jeffrey F. O'Donnell, Chief Executive Officer, Five Radnor Corporate Center, Radnor, Pennsylvania 19087, (610) 971-9292.

                           INCORPORATION BY REFERENCE

         Laser Photonics, Inc., a Delaware corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

         Portions of the Company's Annual Report on Form 10-K/A for the year ended December 31, 1999, are incorporated by reference in this Proxy Statement.

         As part of this Proxy Statement, the Company also incorporates by reference a copy of the following documents filed herewith as exhibits to this Proxy Statement:

         1.       Appendix A -      Restated Certificate of Incorporation
         2.       Appendix B -      Bylaws
         3.       Appendix C -      2000 Stock Option Plan
         4.       Appendix D -      2000 Non-Employee Director Stock Option Plan


         Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-K/A, for the year ended December 31, 1999, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on June 6, 2000.


          Requests should be addressed to the Company, to the attention of Laser Photonics, Inc., Jeffrey F. O'Donnell, Chief Executive Officer, Five Radnor Corporate Center, Radnor, Pennsylvania 19087, (610) 971-9292.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE


         Only stockholders of record at the close of business on June 6, 2000 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. As of June 6, 2000, the Company had issued and outstanding 15,555,323 shares of Common Stock of record.


REVOCABILITY OF PROXIES

         A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

         Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

         Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         Shares representing 50% of the voting power of the 15,555,323 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

         The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

         The Company will count abstentions for purposes of determining both:
(i) the presence or absence of a quorum for the transaction of business, and
(ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

         Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 2000 must be received by the Company no later than September 30, 2000, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers.

         The following sets forth certain biographical information concerning the following persons, certain of whom have been nominated by the Board of Directors to be directors of the Company in connection with Proposal 1 of this Proxy Statement and the current executive officers of the Company:


NAME                                      POSITION                                                         AGE
----                                      --------                                                         ---
Warwick Alex Charlton........... Non-Executive Chairman of the Board of Directors                          40
Jeffrey F. O'Donnell............ Director, President and Chief Executive Officer                           40
Dennis McGrath.................. Chief Financial Officer and Vice President-Finance and Administration     43
Michael Allen................... Vice President-Sales and Marketing                                        45
John J. McAtee, Jr.............. Director                                                                  62
Alan R. Novak................... Director                                                                  65
Harry Mittelman, M.D............ Director                                                                  58
Steven Girgenti................. Director                                                                  54
Samuel E. Navarro............... Director                                                                  44
Richard DePiano................. Director                                                                  58

         WARWICK ALEX CHARLTON was appointed to the Board of Directors and became the Non-Executive Chairman of the Board of Directors on March 8, 1999. Mr. Charlton is the Managing Director of True North Partners LLC, a venture capital firm with a specialty in the health care field. Mr. Charlton has 19 years of business experience, consisting of ten years of line management experience and nine years in the consulting profession (previously with Booz Allen & Hamilton and the Wilkerson Group). Mr. Charlton received an honors degree in Marketing from the University of Newcastle and an MBA from Cranfield Institute of Technology. Mr. Charlton was formerly a Vice President of CSC Healthcare, Inc.

         JEFFREY F. O'DONNELL has served as a director of the Company and the Company's President and Chief Executive Officer since November, 1999. Mr. O'Donnell served as the President of X-SITE Medical from March, 1999 to November, 1999. From 1995 to March, 1999, he filled several senior positions at Radiance Medical Systems, Inc., including serving as Vice-President-Sales and Marketing from November, 1995 until October, 1997, and President and Chief Executive Officer from October, 1997 to March, 1999. From January, 1994 to May, 1995, Mr. O'Donnell was the President and Chief Executive Officer of Kensey Nash Corporation, a medical device manufacturer of cardiology products. Mr. O'Donnell is currently a director of Radiance Medical Systems, Escalon Medical Corporation and X-SITE Medical, Inc. Mr. O'Donnell graduated from La Salle University with a B.S. in business administration.

         DENNIS MCGRATH was appointed Chief Financial Officer and Vice President-Finance and Administration in January, 2000. From September, 1999 to January, 2000, Mr. McGrath served as the Chief Financial Officer of the Think New Ideas division of AnswerThink Consulting Group, Inc., a public company specializing in installing and managing computer systems and software. Mr. McGrath was the Chief Financial Officer and Executive Vice-President-Operations of triSpan Internet Commerce Solutions, Inc., a technology consulting company, from September, 1996 until February, 1999, at which time AnswerThink acquired triSpan. Following the acquisition and until January, 2000, Mr. McGrath served as the Chief Operating Officer of AnswerThink's Internet practice. Mr. McGrath is a certified public accountant and graduated with a B.S. in accounting from La Salle University in 1979. Mr. McGrath holds a license from the states of Pennsylvania and New Jersey as a Certified Public Accountant.

         MICHAEL ALLEN was appointed Vice President-Sales and Marketing in January, 2000. From September, 1998 to December, 1999, Mr. Allen was Director of North American Sales for KaraVision, Inc., a public company, which manufactures intra-stromal corneal rings. From October, 1990 to September, 1998, Mr. Allen was a distributor for the New Jersey area for Smith and Nephew PLC, a public U.K. company, selling orthopedic spine trauma and joint reconstruction products to hospitals and surgeons. Mr. Allen received a B.S. from the University of Wisconsin in 1977.

         JOHN J. MCATEE, JR., has been a member of the Board of Directors of the Company since March 4, 1998. From March 4, 1998 until March 8, 1999, Mr. McAtee served as the Non-Executive Chairman of the Board of Directors. From 1990 to 1996, Mr. McAtee was Vice Chairman of Smith Barney, Inc. (now Salomon Smith Barney), one of the world's largest banking and brokerage firms. Before that, he was a partner in the New York law firm of Davis Polk & Wardwell for more than twenty years. Mr. McAtee is a graduate of Princeton University and Yale Law School. Mr. McAtee is also a director of U.S. Industries, Inc., a diversified industrial corporation.

         ALAN R. NOVAK was appointed to the Board of Directors of the Company in October, 1997. Mr. Novak is Chairman of Infra Group, L.L.C., an international project finance and development company. He is also Chairman of Lano International, Inc., a real estate development company. Mr. Novak is a graduate of Yale University, Yale Law School, and Oxford University, as a Marshall Scholar. Mr. Novak practiced law at Cravath, Swaine & Moore and Swidler & Berlin, Chartered. His public service includes three years as an officer in the United States Marine Corp., a U.S. Supreme Court clerkship with Justice Potter Stewart, Senior Counsel, Senator E. M. Kennedy, Senior Executive Assistant to Undersecretary of State, Eugene Rostow, and the Executive Director of President Johnson's Telecommunications Task Force. Mr. Novak was appointed by President Carter and served for five years as Federal Fine Arts Commissioner.

         HARRY MITTELMAN, M.D., was appointed to the Board of Directors on April 20, 1999. Dr. Mittelman graduated from the University of Kansas, School of Medicine in 1967. Dr. Mittelman practices medicine as a Cosmetic and Plastic Surgeon and Otolaryngologist. Dr. Mittelman was a Foundation Board Member of the American Academy of Facial Plastic and Reconstruction Surgery, 1997-1998, and was the Chairman of the Laser Surgery and Safety Committee; American Academy of Cosmetic Surgery, 1991-1993. Dr. Mittelman also is an Associate Clinical Professor of Medicine at Stanford University Hospital and Medical Center.

         STEVEN GIRGENTI was appointed to the Board of Directors on April 20, 1999. Mr. Girgenti has served as Chairman of the Board and Chief Executive Officer of Healthworld Corporation, a public company ("Healthworld") since August, 1997. Mr. Girgenti co-founded Girgenti, Hughes, Butler & McDowell, Inc., a wholly-owned subsidiary of Healthworld, in April, 1986, and has served as its President and Chief Executive Officer since 1986. In 1969, Mr. Girgenti began working in the pharmaceutical industry for advertising companies specializing in medical communications, including William Douglas McAdams. Prior to that, Mr. Girgenti held a variety of positions with pharmaceutical companies, including Director of Marketing Research and Product Manager for DuPont pharmaceuticals and Manager of Commercial Development for Bristol-Myers Squibb Company.

         SAMUEL E. NAVARRO has been a director of the Company since January, 2000. Mr. Navarro is an acknowledged authority on the medical device and health care business. Since 1999, he has served as the Global Head of Health Care Corporate Finance at ING Barings LLC. Mr. Navarro joined ING Barings LLC in 1993 and has served as Associate Director of Americas Equity Research and Global Head of Medical Technology Equity Research. Prior to joining ING Barings, Mr. Navarro was managing director of equity research for the medical technology sector for the Union Bank of Switzerland. Mr. Navarro holds a B.S. in engineering from the University of Texas, an M.S. degree in engineering from Stanford University and an M.B.A. from the Wharton School.

         RICHARD DEPIANO has been nominated to serve on the Board of Directors of the Company. He has been a director of Escalon Medical Corporation, a publicly traded healthcare business specializing in the development and marketing of ophthalmic devices, pharmaceutical and vascular access products, since February, 1996, and has served as its Chairman and Chief Executive Officer since March, 1997. He has been the Chief Executive Officer of the Sandhurst Company, L.P. and Managing Director of the Sandhurst Venture Fund since 1986. He is also the Chairman of the Board of Directors of Surgical Laser Technologies, Inc.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation of certain of the Company's executive officers, including the Company's Chief Executive Officer and all executive officers (the "Named Executives") whose total annual salary and bonus exceeded $100,000, for the years ended December 31, 1999, 1998 and 1997:

                                     ANNUAL COMPENSATION       LONG TERM COMPENSATION AWARDS PAYOUTS
                                     -------------------       -------------------------------------
                                                                             SECURITIES
                                                                               UNDERLY
                                                           OTHER    RESTRICTED  ING               ALL
                                                           ANNUAL     STOCK   OPTIONS   LTIP      OTHER
                                                        COMPENSATION  AWARDS   /SARS   PAYOUTS COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR  SALARY($)  BONUS($)   ($)       ($)       (#)     ($)       ($)
---------------------------      ----  ---------  --------   ---       ---       ---     ---       ---

Jeffrey O'Donnell(1).........     1999    35,632         0    2,000      0    650,000      0          0

Raymond A. Hartman (CEO)(2)..     1999   248,546         0   12,000      0          0      0          0
                                  1998   125,008         0        0      0          0      0          0
                                  1997   125,000         0        0      0    250,000      0        270

Chaim Markheim (CFO)(3)......     1999   227,962         0  137,100      0    180,000      0          0
                                  1998   125,008         0   12,000      0    250,000      0          0
                                  1997         0         0        0      0          0      0          0

-----------

(1) Mr. O'Donnell began serving as the Company's Chief Executive Officer on November 19, 1999.

(2) Mr. Hartman served as the Company's Chief Executive Officer from October, 1997 to November, 1999. Includes paid and accrued salary for each such fiscal year.

(3) Mr. Markheim served as the Company's Chief Financial Officer and Chief Operating Officer until January 15, 2000. Includes $77,000 paid in 1999 as past-due salary from prior years and $137,100 as additional compensation in 1999 (which includes, among others: (i) a car allowance of $12,000, and (ii) $54,600 which had been advanced to Mr. Markheim at December 31,1998 and which was recognized as additional compensation in lieu of repayment for 1999).

         EMPLOYMENT AGREEMENT WITH JEFFREY F. O'DONNELL. As of November 19, 1999, the Company entered into a three-year employment agreement with Jeffrey F. O'Donnell to serve as the Company's President and Chief Executive Officer. Mr. O'Donnell's base salary is $265,000 per year, subject to upward adjustment from time to time by the Board of Directors. In addition, Mr. O'Donnell was granted options to acquire up to 650,000 shares of the Company's Common Stock at an exercise price of $4.625. Of these options, 216,667 are currently vested, 216,667 will vest on November 19, 2000, and 216,666 will vest on November 19, 2001, so long as Mr. O'Donnell remains employed by the Company. Under the employment agreement and the option agreement, if the Company terminates Mr. O'Donnell, other than for "cause" (which definition includes nonperformance of duties or competition of the employee with the Company's business), then he will receive severance pay ranging from one to two years' compensation, and 100% of all unvested options will vest immediately.

         EMPLOYMENT AGREEMENT WITH DENNIS MCGRATH. As of November 24, 1999, the Company entered into a three-year employment agreement with Dennis M. McGrath to serve as the Company's Chief Financial Officer and Vice President of Finance and Administration, replacing Chaim Markheim who now acts as a Consultant to the Company. Mr. McGrath's base salary is $200,000 per year, subject to upward adjustment from time to time by the Board of Directors. In addition, Mr. McGrath was granted, as of November 24, 1999, options to acquire up to 350,000 shares of the Company's Common Stock at an exercise price of $5.50. Of these options, 116,667 are currently vested, 116,667 will vest on November 24, 2000, and 116,666 will vest on November 24, 2002, so long as Mr. McGrath remains employed by the Company. Under the employment agreement and the option agreement, if the Company terminates Mr. McGrath, other than for "cause" (which definition includes nonperformance of duties or competition of the employee with the Company's business), then he will receive severance pay ranging from one to two years' compensation, and 100% of all unvested options will vest immediately.

OPTION/SAR GRANTS TABLE

         The following table sets forth certain information concerning grants of stock options to certain of the Company's executive officers, including the Named Executives for the year ended December 31, 1999:

                                                                                Potential Realizable
                                                                                Value at Assumed
                                                                                Annual Rate of
                                                                                Stock Price Appreciation
                           Individuals Grants                                   For Option Term (1)
------------------------------------------------------------------------------------------------------------

(a)                      (b)           (c)             (d)             (e)          (f)           (g)
                         Number of     % of
                         Securities    Total
                         Underlying    Options/
                         Options/      SARs            Exercise
                         SARs          Granted to      Or Base
                         Granted       Employees       Price           Expiration
Name                     (#)           In Fiscal Year  ($/Share) (1)   Date (1)     5% ($)        10%($)
------------------------------------------------------------------------------------------------------------
Jeffrey O'Donnell         650,000          55%           4.625            11/04    5,704,372     7,985,481
Chaim Markheim            180,000          15%           2.875            8/04     1,894,672     2,526,364
-------------

(1) This chart assumes a market price of $10.50 for the Common Stock, the closing price for the Company's Common Stock in the Over-The-Counter Market as of December 31, 1999, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. The Company's Common Stock has a very limited trading history. These values are not intended to forecast the possible future appreciation, if any, price or value of the Common Stock.

OPTION EXERCISES IN 1999

         No Named Executive exercised any stock option in 1999.

1995 NON-QUALIFIED OPTION PLAN

         On January 2, 1996, the Company adopted the Company's 1995 Non-Qualified Option Plan for key employees, officers, directors and consultants, and reserved up to 500,000 options to be granted thereunder. The option exercise price is not less than 100% of market value on the date granted; 40% of granted options vest immediately; 30% vest beginning one year after grant; and the remaining 30% vest and may be exercised beginning two (2) years from grant.

         No options may be exercised more than ten (10) years after grant, options are not transferable (other than at death), and in the event of complete termination "for cause" (other than death or disability) or "voluntary" termination, all "unvested" options automatically terminate.

         On January 2, 1996, the Company granted a total of 335,000 options at an exercise price of $1.50 per share to certain directors, employees and consultants.

LIMITATION ON DIRECTORS' LIABILITIES; INDEMNIFICATION OF OFFICERS AND DIRECTORS

         The Company's Certificate of Incorporation and Bylaws designate the relative duties and responsibilities of the Company's officers, establish procedures for actions by directors and stockholders and other items. The Company's Certificate of Incorporation and Bylaws also contain extensive indemnification provisions, which will permit the Company to indemnify its officers and directors to the maximum extent, provided by Delaware law. Pursuant to the Company's Certificate of Incorporation and under Delaware law, directors of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit.

         The Company has adopted a form of indemnification agreement (the "Indemnification Agreement"), which provides the Indemnitee with the maximum indemnification allowed under applicable law. Since the Delaware statutes are non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreement provides a scheme of indemnification, which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreement may be subject to future judicial interpretation.

         The Indemnification Agreement provides that the Company shall indemnify an Indemnitee who is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the Indemnitee is or was a director, officer, key employee or agent of the Company or any subsidiary of the Company. The Company shall advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on Indemnitee on account of receipt of such payouts) incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The Indemnitee shall repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by the Company. The advances paid to the Indemnitee by the Company shall be delivered within 20 days following a written request by the Indemnitee. Any award of indemnification to an Indemnitee, if not covered by insurance, would come directly from the assets of the Company, thereby affecting a stockholder's investment.

         At present, there is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the Indemnification Agreements.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         Except for the compensation plans covering Jeffrey O'Donnell and Dennis McGrath, the Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company, a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control. See "Compensation of Executive Officers and Directors- Employment Agreement with Jeffrey O'Donnell" and "Compensation of Executive Officers and Directors- Employment Agreement with Dennis McGrath."

COMPENSATION AND AUDIT COMMITTEES; COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

         The Board has a Compensation Committee comprised of John J. McAtee, Jr. and Alan R. Novak, and an Audit Committee comprised of Jeffrey F. O'Donnell, John J. McAtee, Jr. and Alan R. Novak. Messrs. McAtee and Novak may be deemed to be outside/non-employee directors. The Board has a standing committee on nominations consisting of Messrs. O'Donnell, Charlton and McAtee.

         The Compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers the Company's stock option plans and such other employee benefit plans as may be adopted by the Company from time to time.

         The Audit Committee reports to the Board regarding the appointment of the independent public accountants of the Company, the scope and fees of the prospective annual audit and the results thereof, compliance with the Company's accounting and financial policies and management's procedures and policies relative to the adequacy of the Company's system of internal accounting controls.

COMPENSATION OF DIRECTORS

         On April 10, 1998, the Company's Board of Directors adopted a resolution creating a stock option plan for outside/non-employee members of the Board of Directors. Pursuant to the stock plan, each outside/non-employee director is to receive an annual grant of options, in addition to any other consideration they may receive, to purchase up to 20,000 shares of Common Stock as compensation, at an exercise price equal to the market price of the Common Stock on the last trading day of the preceding year (the "Option Plan for Outside Directors"). The options granted pursuant to the Option Plan for Outside Directors vest at the rate of 5,000 options per quarter during each quarter in which such person has served as a member of the Board of Directors. See "Certain Relationships and Related Transactions."

         The Company has obtained directors' and officers' liability insurance with a $10,000,000 limit of liability. The policy period expires on February 25, 2001. The Company intends to renew such policy or obtain comparable coverage after the expiration of such policy. However, there can be no assurances to this effect.

COMMON STOCK PERFORMANCE GRAPH

         The Company's Common Stock has been listed for trading in The NASDAQ Small Cap Market under the symbol "PHMD" since May 10, 2000. The Company's Common Stock, subsequent to the confirmation of the Company's Third Amended Plan of Reorganization (the "Bankruptcy Reorganization") on May 22, 1995, following the filing of a Petition for Reorganization under Chapter 11 of the Federal Bankruptcy Act on May 13, 1994 (the "Bankruptcy Proceeding"), was quoted on the Electronic Bulletin Board from approximately January 22, 1996 until May 9, 2000 under the stock symbol "LSPT." The first available pricing date for the Common Stock in the Over-the-Counter Market, following the Bankruptcy Reorganization, was February 21, 1996.

         The following stock performance graph illustrates the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, compared with the cumulative total return on: (i) the NASDAQ (U.S. Companies) Stock Index (the "NASDAQ U.S. Index") and (ii) an index (the "Peer Group Index"), based on a peer group (the "Peer Group") of eight (8) companies selected by the Company, whose primary business includes the sale and manufacture of electromedical surgical laser devices, during the period from February 21, 1996 through December 31, 1999: The stock performance graph set forth above was based on the following data:

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. As of the date of this Proxy Statement, the Company believes that all reports needed to be filed have been filed in a timely manner for the year ended December 31, 1999.

                            [PERFORMANCE GRAPH HERE]




==========================================================================================

COMPANY/INDEX/MARKET       2/21/96        12/31/96        12/31/97    12/31/98    12/31/99
------------------------------------------------------------------------------------------

LASER PHOTONICS, INC.      $100.00         $25.00          $98.61     $58.33      $233.33
------------------------------------------------------------------------------------------

PEER GROUP                 $100.00         $50.26          $24.95     $21.32      $34.43
------------------------------------------------------------------------------------------

NASDAQ U.S. INDEX          $100.00         $115.81         $141.66    $199.79     $352.38
==========================================================================================

         The entities included in the Peer Group are: Surgical Laser Technologies, Inc., Palomar Medical Technologies, Inc., Eclipse Surgical Technologies, Inc., Lasersight, Inc., PLC Systems, Inc., Spectranetics Corp., Summit Technology, Inc. and Trimedyne, Inc.

         In all cases, the cumulative total return assumes, as contemplated by Commission rules, the investment of $100 at February 21, 1996 in the Common Stock and the traded securities of the entities which comprise the NASDAQ U.S. Index and the Peer Group Index, and that any cash dividends on the common stock of each entity included in the data presented above were reinvested in that security. The Company has paid no dividends on its Common Stock.

         All data contained in the stock performance graph and data chart set forth above are derived from sources believed to be reliable, but, because of the possibility of human and mechanical error and other factors, are provided from such sources with no express or implied warranties of any kind, and without any representations, warranties or guarantees as to either the accuracy or timeliness of such data.

         Historical stock price performance should not be relied upon as indicative of future stock price performance.

         Notwithstanding any reference in prior or future filings of the Company with the Commission, which purport to incorporate this Proxy Statement by reference into another filing, such incorporation does not include any material included herein under the caption "Common Stock Performance Graph."

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table reflects, as of May 31, 2000 the beneficial Common Stock ownership of: (a) each director of the Company, (b) each Named Executive (See "Compensation of Executive Officer and Directors"), (c) each person known by the Company to be a beneficial holder of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:

                                                                        NUMBER OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                    SHARES #         PERCENTAGE
------------------------------------                                    --------         ----------
Warwick Alex Charlton(1).............................................   175,000          1.12
Jeffrey F. O'Donnell(2)..............................................   226,667          1.44
Dennis McGrath(3)....................................................   116,667             *
Alan R. Novak(4).....................................................   145,000             *
John J. McAtee, Jr.(5)...............................................   224,000          1.43
Steven Girgenti(6)...................................................   244,000          1.54
Harry Mittelman(7)...................................................   384,014          2.45
Samuel E. Navarro(8).................................................   43,334              *
Richard DePiano (9)
Joseph E. Gallo, Trustee(10).........................................   987,943          6.35
Pennsylvania Merchant Group, Ltd.(11)................................   1,213,647        7.51
Calvin Hori, Hori Capital Management, Inc. and Platinum Partners LP(12) 933,100          6.00
All directors and officers as a group (9 persons)(13)................   1,563,682        9.43

----------------------------------------------------------------------------------------------------

# Pursuant to the rules of the Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

*        Less than 1%.

(1) Includes 170,000 shares of Common Stock and options to purchase 5,000 shares of Common Stock. Does not include options to acquire up to 15,000 shares of Common Stock, which may vest during 2000. Mr. Charlton's address is 65 Broadway, 7th Floor, New York, New York 10006. See "Certain Relationships and Related Transactions."

(2) Includes 10,000 shares registered in the name of 531 E. Lancaster Ave. LLC, which shares have been registered in a registration statement, dated May 12, 2000 (the "Registration Statement"), of which Mr. O'Donnell is a partner, and options to purchase 216,667 shares of Common Stock. Does not include options to purchase up to 433,333 shares of Common Stock, which vest over the next two years. Mr. O'Donnell's address is Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania 19087. See "Certain Relationships and Related Transactions."

(3) Includes options to purchase 116,667 shares of Common Stock. Does not include options to purchase up to 233,333 shares of Common Stock, which vest over the next two years. Mr. McGrath's address is Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania 19087. See "Certain Relationships and Related Transactions."

(4) Includes 28,601 shares of Common Stock, which have been registered in the Registration Statement and options to purchase up to 116,399 shares of Common Stock. Does not include options to purchase up to 15,000 shares of Common Stock, which may vest during 2000. Mr. Novak's address is 3050 K Street, NW, Suite 105, Washington, D.C. 20007. See "Certain Relationships and Related Transactions."

(5) Includes 84,000 shares, which have been registered in the Registration Statement and options to purchase up to 140,000 shares of Common Stock. Does not include options to purchase up to 15,000 shares of Common Stock, which may vest during 2000. Mr. McAtee's address is Two Greenwich Plaza, Greenwich, Connecticut 06830. See "Certain Relationships and Related Transactions."

(6) Includes options to purchase 70,000 shares of Common Stock issued to Mr. Girgenti and Warrants to purchase 174,000 shares of Common Stock, issued to Healthworld, of which Mr. Girgenti is Chairman and Chief Executive Officer. The 174,000 shares underlying such Warrants have been registered in the Registration Statement. Does not include options to purchase up to 15,000 shares of Common Stock, which may vest during 2000. Mr. Girgenti's address is Healthworld Corporation, 100 Avenue of the Americas, 8th Floor, New York, New York 10013. See "Certain Relationships and Related Transactions."

(7) Includes 251,014 shares of Common Stock, Warrants to purchase 63,000 shares and options to purchase 70,000 shares of Common Stock beneficially owed by Dr. Mittelman, including shares and Warrants registered in the name of certain trusts of which he serves as the trustee, his IRA and pension profit sharing plan, his wife, jointly with his wife and in his own name. Of these securities, 141,100 shares and 63,000 shares underlying such Warrants have been registered in the Registration Statement. Does not include options to purchase up to 15,000 shares of Common Stock, which may vest during 2000. A total of 204,100 shares and shares underlying the Warrants have been registered in the Registration Statement. Dr. Mittelman's address is 2200 Sand Hill Road, Suite 110, Menlo Park, California 94025. See "Certain Relationships and Related Transactions."

(8) Includes options to purchase 43,334 shares of Common Stock. Does not include options to purchase up to 66,661 shares of Common Stock, which may vest over the next two years. Does not include options to purchase up to 15,000 shares of Common Stock, which may vest during 2000. Mr. Navarro's address is 55 East 52nd St., 33rd Floor, New York, New York 10055. See "Certain Relationships and Related Transactions."

(9) Includes options to purchase up to 5,000 shares of Common Stock. Does not include options to purchase up to 10,000 shares of Common Stock, which may vest during 2000. Mr. DePiano's address is 351 East Conestoga Road, Wayne, Pennsylvania 19087.

(10) Includes 987,943 shares of Common Stock. Mr. Gallo is the Trustee of four (4) trusts, which own these securities. All of the shares of Common Stock have been registered in the Registration Statement. Mr. Gallo's address is 600 Yosemite Blvd., Modesto, California 95354. See "Certain Relationships and Related Transactions."

(11) Pennsylvania Merchant Group, Ltd. is the registered owner of 179,543 shares of Common Stock and Warrants to purchase up to 468,104 shares of Common Stock. Richard A. Hansen is the President and a director of PMG. Mr. Hansen is the registered owner of 75,000 shares of Common Stock and options to purchase 75,000 shares of Common Stock, and his wife, Penelope S. Hansen is the registered owner of 25,000 shares of Common Stock. Frank A. Abruzzese, Frank J. Campbell and Peter S. Rawlings are directors of PMG. Mr. Abruzzese is the beneficial owner of 11,000 shares. Mr. Campbell is the beneficial owner of 165,000 shares and warrants to purchase 25,000 shares. Mr. Rawlings is the registered owner of 160,000 shares of Common Stock, and his wife Sarah P. Rawlings is the registered owner of 40,000 shares of Common Stock. All of the shares of Common Stock and the shares underlying the Warrants have been registered in the Registration Statement. The address of PMG and each of such persons is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. See "Certain Relationships and Related Transactions-Convertible Debt and Conversion of Convertible Debt."

(12) The listed persons, Calvin Hori ("Hori"), Hori Capital Management, Inc. ("Hori Capital") and Platinum Partners, LP ("Platinum") have jointly filed an Amendment No. 1 to Schedule 13D (the "Schedule 13D"), dated December 1, 1997, with respect to 933,100 shares of Common Stock. The
         Schedule 13D provides, in pertinent part, that: (a) Hori, Hori Capital and Platinum may be deemed to be the beneficial owners of 759,000 of these shares, and (b) Hori and Hori Capital may be deemed to be the beneficial owners of an additional 174,100 of these shares. The address for each of the listed persons is One Washington Mall, Boston, Massachusetts 02108.

(13) Includes 548,615 shares of Common Stock and Options and Warrants to purchase up to 1,015,067 shares of Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CONVERTIBLE DEBT AND CONVERSION OF CONVERTIBLE DEBT

         In March, 1999, the Company issued to 38 accredited investors $2,380,000 of units of its securities (the "Units"), each Unit consisting of:
(i) $10,000 principal amount of convertible promissory notes (the "Convertible Notes"); and (ii) common stock purchase warrants to purchase up to 2,500 shares of Common Stock (the "Unit Warrants"). On August 2, 1999, the Convertible Note holders converted the Convertible Notes and accrued and unpaid interest thereon into 1,190,819 shares of Common Stock at a conversion price of $2.00 per share. In March, 1999, the price of the Company's Common Stock in the Over The Counter market ranged from $2.625 to $4.50 per share. On March 29, 1999, the price of the Common Stock was $3.875. The Company used the proceeds of this financing to fund marketing, research and development expenses, the purchase of equipment relating to the manufacture of the Company's excimer lasers, other operating activities, and the payment of certain liabilities. The shares issued from the conversion of the Convertible Notes have been registered in the Registration Statement.

         The Unit Warrants are exercisable into an initial 1,250 shares of Common Stock at any time after purchase until March 31, 2004. The balance of the Unit Warrants are exercisable into an additional 1,250 shares of Common Stock (the "Contingent Shares") if the Unit holder voluntarily converted at least a portion of the principal amount of the Convertible Note, that make up a portion of the Unit, into shares of Common Stock. As of the date of this Proxy Statement, all of the Unit holders converted their Convertible Notes into shares of Common Stock, aggregating 1,190,819 shares of Common Stock, including 819 shares of Common Stock to convert accrued and unpaid interest. As such, each Unit holder has a fully vested Unit Warrant to purchase 2,500 shares of Common Stock at $2.00 per share. The Unit Warrants provide that they may be adjusted in the event that the Company issues shares of Common Stock for consideration of less than $2.00 per share. In such event, the per share exercise price of the Unit Warrants will be adjusted to the issue price of such additionally issued shares of Common Stock.

ISSUANCES OF SHARES, OPTIONS AND WARRANTS

         On March 8, 1999, the Company granted to Messrs. McAtee and Novak an additional 20,000 options under the Option Plan for Outside Directors to purchase a like number of shares of Common Stock, at an exercise price of $2.8125 per share for services as outside members of the Board of Directors to be rendered during 1999. All of these options are vested, as of the date of this Proxy Statement. On the date of grant of these stock options, the price of the Company's Common Stock was $2.875.

         Upon Warwick Alex Charlton's joining the Company's Board of Directors, on March 8, 1999, Mr. Charlton was granted options under the Option Plan for Outside Directors, to purchase up to 20,000 shares of Common Stock at an exercise price of $2.8125 per share for services to be rendered during 1999. On the date of grant of these stock options, the price of the Company's Common Stock was $2.875. Of these options all are vested, as of the date of this Proxy Statement.

         On March 8, 1999, the Company granted to Mr. Charlton, outside of the Option Plan for Outside Directors, options to acquire 150,000 shares of Common Stock, at $3.00 per share. On the date of this issuance of securities, the price of the Company's Common Stock was $2.875. All of such options are vested, as of the date of this Proxy Statement.

         Upon Steve Girgenti's and Harry Mittelman's joining the Company's Board of Directors, on April 20, 1999, each was granted options to purchase up to 15,000 shares of Common Stock, at an exercise price of $2.8125 per share, for services to be rendered during 1999. On the date of grant of these stock options, the price of the Company's Common Stock was $4.63. As of the date of this Proxy Statement, all of these options are vested.

         On April 20, 1999, the Company granted to Mr. Girgenti and Dr. Mittelman options, outside of the Option Plan for Outside Directors, all of which are vested, to acquire up to 50,000 shares of Common Stock, at $4.75 per share. On the date of grant of these stock options, the price of the Company's Common Stock was $4.63. All of such options are vested, as of the date of this Proxy Statement.

         In 1999, in respect of the period August, 1998, through October 31, 1999, the Company granted to its current legal counsel, Matthias & Berg LLP ("M&B"), options to acquire an aggregate of 32,230 shares of the Company's Common Stock, at exercise prices between $1.50 and $5.10 per share, in each case equal to 85% of the trading price of the Company's Common Stock on the last day of the month in respect of which the options were granted. The options are exercisable for a period of 120 months from the date of grant. These options were issued as a part of a fee agreement between the Company and M&B, whereby M&B received options having an exercise price equal to 20% of its monthly fees in the form of Common Stock of the Company, valued at the closing bid price on the last day of each month. M&B agreed to forego collection of such fees in cash, and use the uncollected fees against exercise price of the options.

         On April 5, 1999, the Company issued to a non-executive employee options to purchase 50,000 shares of the Company's Common Stock, at an exercise price of $3.1875. Such options vest, pursuant to a schedule, over a period of five (5) years. On the date of this issuance of securities, the price of the Company's Common Stock was $4.56.

         On August 9, 1999, the Company issued to 96 investors 2,068,972 shares of the Company's Common Stock in connection with the August 9, 1999 Financing. The Company paid PMG a commission of 8% of the gross proceeds, or $744,000, $25,000 for reimbursement of expenses and, for each $1,000,000 of gross proceeds received by the Company, warrants to purchase 10,000 shares of Common Stock at $4.50 per share (an aggregate of 93,104 warrants). On the date of the closing of the August 9, 1999 Financing, the price of the Company's Common Stock was $5.19. The 2,068,972 shares of Common Stock sold in the August 9, 1999 Financing have been registered in the Registration Statement.

         On May 11, 1999, the Company, in exchange for various marketing services to be provided by Healthworld at a discounted rate of $104 per person hour, which is materially less then the normal hourly rate charged by Healthworld for such services, granted the Healthworld Warrants to purchase 174,000 shares of the Company's Common Stock at an exercise price of $4.69 per share. On the date of grant of the Healthworld Warrants, the price of the Common Stock was $4.69. The Warrants have a term of ten years and are fully vested.

         On August 26, 1999, the Company issued options to Chaim Markheim to purchase up to 180,000 shares of Common Stock, at an exercise price of $5.25 per share, with a five (5) year term. Of these options, 100,000 are vested, and the remaining 80,000 vest over two (2) years, so long as Mr. Markheim continues to be retained by the Company as a consultant. On the date of this issuance of securities, the price of the Company's Common Stock was $5.25.

         On November 19, 1999, Jeffrey F. O'Donnell, the Company's President and Chief Executive Officer, was granted options to acquire up to 650,000 shares of the Company's Common Stock at an exercise price of $4.625. Of these options, 216,667 are currently vested, 216,667 vest on November 19, 2000, and 216,666 vest on November 19, 2002, so long as Mr. O'Donnell remains employed by the Company. If the Company terminates Mr. O'Donnell, other than for "cause" (which definition includes nonperformance of duties or competition of the employee with the Company's business), all unvested options will vest immediately. On the date of grant of the options, the price of the Company's Common Stock was $4.625.

         As of November 24, 1999, Dennis McGrath, the Company's Chief Financial Officer, was granted options to acquire up to 350,000 shares of the Company's Common Stock at an exercise price of $5.50. Of these options, 116,667 are currently vested, 116,667 vest on November 24, 2000, and 116,666 vest on November 24, 2002, so long as Mr. McGrath remains employed by the Company. If the Company terminates Mr. McGrath, other than for "cause" (which definition includes nonperformance of duties or competition of the employee with the Company's business), all unvested options will vest immediately. On the date of grant of the options, the price of the Company's Common Stock was $5.50 per share.

         On December 7, 1999, the Company granted to Samuel E. Navarro options to acquire up to 100,000 shares of Common Stock at an exercise price of $5.9375 per share. Of these options, 33,334 are currently vested, 33,333 vest on December 7, 2000, and 33,333 vest on December 7, 2002, so long as Mr. Navarro remains a director of the Company. On the date of grant, the price of the Company's Stock was $5.9375.

         On December 7, 1999, the Company granted to Mr. Navarro options, all of which are vested, to acquire up to 5,000 shares of Common Stock, at $2.8125 per share. On the date of grant of these stock options, the price of the Company's Common Stock was $5.9375. All of such options are vested, as of the date of this Proxy Statement.

CERTAIN ISSUANCES OF SECURITIES

         On August 9, 1999, the Company completed the August 9, 1999 Financing of 2,068,972 shares of Common Stock at a price of $4.50 per share, resulting in aggregate gross proceeds to the Company of $9,310,374. The Company paid PMG a commission of 8% of the gross proceeds, or $744,830, plus $25,000 for reimbursement of offering expenses, and issued to PMG warrants to purchase 93,104 shares of Common Stock at an exercise price of $4.50 per share. On the date of the closing of the August 9, 1999 Financing, the price of the Company's Common Stock was $5.19 per share. The Company has used part of the proceeds of this financing to pay marketing expenses, research and development expenses and for working capital. As of March 16, 2000, the Company had $18,400,000 of cash on hand.

OTHER TRANSACTIONS

         As of May 11, 1999, the Company entered into the agreement with Healthworld, of which Steven Girgenti, a director of the Company, is Chairman and Chief Executive Officer, for provision of various services relating to the marketing of the Company's products. The services include: (i) advertising and promotion; (ii) development of market research and strategy; and (iii) preparation and consulting on media and publicity. The term of the agreement is indefinite, but may be terminated by either party on ninety days' notice. Compensation for these services is approximately $40,000 per month, plus reimbursement of expenses and payment of a 15% commission on media buys. Services beyond those budgeted by the parties are to cost $104 per person hour. Under a separate agreement, Healthworld has agreed to provide, as of October 1, 1999: (i) two fulltime managed-care specialists to make calls on potential customers for a period of seven months at a cost of $30,000 per month; (ii) 20 fulltime sale representatives to market among dermatologists for a period of four months at a cost of $125,000 per month; and (iii) certain general management services for a period of seven months at $10,000 per month. Under separate agreements, Healthworld will provide certain medical education and publishing services (approximately $700,000 in fees and costs over a period in excess of one year) and general public relations services ($10,000 per month). See "Management."

         As of May 21, 1999, the Company granted Rox Anderson, M.D., options to acquire up to 250,000 shares of Common Stock, exercisable at $5.16 per share, of which 100,000 are currently vested. The remainder will vest ratably over a three-year period and, in addition, are contingent on either approval by the FDA of a 510(k) submission by the Company or the FDA's approval of the Company's excimer laser to be regulated as a Class II device for the treatment of psoriasis. See "Management."

         The Company had agreed to pay Raymond A. Hartman, the former President and Director of the Company, for commissions earned in connection with the Company's agreements with Edwards Lifesciences Corporation. In 1998, the Company recognized $72,000 of commission expenses related to this agreement. At December 31, 1998, the Company owed $136,002 to Mr. Hartman. All amounts due to Mr. Hartman were paid during the year ended December 31, 1999. At December 31, 1998, the Company had made advances of approximately $54,600 to Chaim Markheim, former Chief Operating Officer and director of the Company. During 1999, these advance payments were recognized as compensation to Mr. Markheim in lieu of repayment. In the year ended December 31, 1997, the Company made advance payments in the amount of $48,000 to Helionetics, which were subsequently written off on the Company's financial statements.

         FORMER AGREEMENT WITH CSC HEALTHCARE, INC. On October 29, 1998, the Company and CSC Healthcare, Inc. ("CSC") entered into an agreement ("the CSC Agreement"), under which CSC is to develop a commercial strategy and to define and obtain the required resources for the commercial exploitation of the Company's excimer laser technology. Under the CSC Agreement, CSC was to provide consulting services to various businesses, including the Company, regarding the introduction of medical technology for commercialization. Subsequently, CSC filed a complaint against the Company, alleging the failure to pay for professional services performed by CSC, plus expenses. The dispute was resolved by a settlement in which the Company paid CSC the sum of $700,000. Warwick Alex Charlton, a former Vice President of CSC, is also the Non-Executive Chairman of the Board of Directors of the Company. See "Management."

         The Company believes that all such transactions with affiliates of the Company have been entered into on terms no less favorable to the Company than could have been obtained from independent third parties. The Company intends that any transactions and loans with officers, directors and five percent (5%) or greater stockholders, following the date of this Proxy Statement, will be on terms no less favorable to the Company than could be obtained from independent third parties and will be approved by a majority of the independent, disinterested directors of the Company.

                    MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1. ELECTION OF DIRECTORS.

         Six (6) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the six (6) nominees listed hereinbelow, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

         In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         The Board of Directors met or adopted actions by unanimous written consent approximately ten (10) times during the year ended December 31, 1999. Except for John J. McAtee, Jr., who did not attend one meeting, all directors who were members of the Board at the time of the meeting or the action and who are standing for reelection attended 100% of the meetings of the Board.


         The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of May 31, 2000 and is based in part on information furnished by the nominees and, in part, from the records of the Company.


         The affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

         THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                        NOMINEES FOR ELECTION AS DIRECTOR
                        ---------------------------------

         The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Alex Charlton is the Non-Executive Chairman of the Board of Directors. Biographies of persons who all such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

                                NAME                         DIRECTOR SINCE:
                                ----                         ---------------

                                Warwick Alex Charlton        March, 1999
                                Jeffrey F. O'Donnell         November, 1999
                                John J. McAtee, Jr.          March, 1998
                                Alan R. Novak                October, 1997
                                Samuel E. Navarro            January, 2000
                                Richard DePiano              May 4, 2000

PROPOSAL 2. PROPOSED RESTATED CERTIFICATE OF INCORPORATION AND REVISED BYLAWS

GENERAL


         As of May 15, 2000, the Board of Directors approved a proposal to adopt a Restated Certificate of Incorporation and revised Bylaws, subject to stockholder approval. If approved, the Restated Certificate of Incorporation and revised Bylaws will become the governing instrument of the Company and will differ in several respects from the current Certificate of Incorporation and Bylaws. Some of the changes in the proposed Restated Certificate of Incorporation will be procedural, including, the proposed increase of the maximum authorized number of directors in the Bylaws from seven (7) to eight
(8). However, certain other proposed changes will be more substantive, including a proposed expansion of the provisions relating to indemnification of directors. A copy of the form of the Restated Certificate of Incorporation and revised Bylaws are attached hereto as Exhibits "A" and "B," respectively. Stockholders should carefully review such Restated Certificate of Incorporation and revised Bylaws to determine the nature and desirability of the proposed changes.

         In addition, the Board of Directors has approved certain other proposals with respect to the Restated Certificate of Incorporation and revised Bylaws, which are the subject of Proposals 3-6 below. These proposals are set forth in the form of the Restated Certificate of Incorporation and revised Bylaws, attached as Exhibits "A" and "B" hereto. The additional proposals set forth below in Proposals 3-6 with respect to the proposed Restated Certificate of Incorporation and revised Bylaws of the Company will, if adopted, result in material changes in stockholders' rights and corporate procedures from those currently provided. These proposed changes will generally have the effect of adopting certain measures the "Measures") affecting stockholders' rights and adopting certain "anti-takeover" provisions in connection with changes of control of the Company, including: (b) the division of the Board of Directors into three (3) classes to be elected for separate terms of office, (a) supermajority requirements of 66 2/3% of the voting power of all issued and outstanding shares of voting stock with respect to the amendment, change or repeal of certain provisions of the Certificate of Incorporation and Bylaws, (c) the proposed increase of the authorized Common Stock from 25,000,000 shares to 50,000,000 shares, and (d) the authorization of a class of 5,000,000 shares of preferred stock. These proposals will be voted upon separately by the Company's stockholders at the Meeting and will be discussed in detail below within the specific proposals. Any of these additional proposals which are approved by the Company's stockholders will be adopted in the Restated Certificate of Incorporation and revised Bylaws, and any proposals, which are not approved by the Company's stockholders, will be excluded from such documents.

         The following discussion generally summarizes certain of the changes and is qualified in its entirety by reference to the Restated Certificate of Incorporation and the revised Bylaws.

LIMITATION OF LIABILITY OF DIRECTORS; INDEMNIFICATION OF DIRECTORS AND OFFICERS

         As discussed below, the proposed Restated Certificate of Incorporation of the Company will contain a provision limiting director liability under certain circumstances and the revised Bylaws of the Company will contain provisions relating to indemnification of directors and officers. The inclusion of these provisions could operate to the potential disadvantage of the stockholders of the Company. For example, their inclusion may have the effect of reducing the likelihood of the Company's recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and its stockholders. In addition, if the limitation on liability provision is part of the Certificate of Incorporation of the Company, the stockholders of the Company will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of the Company.

         LIMITATION OF LIABILITY OF DIRECTORS. Delaware law permits a Delaware corporation to include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. Under Delaware corporate law, a corporation may provide in its charter that directors shall not be liable to the corporation or its stockholders for monetary damages for breach of their fiduciary duty. Each of the Certificate of Incorporation and proposed Restated Certificate of Incorporation contain provisions limiting a director's liability for monetary damages to the fullest extent permitted by Delaware law.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. In general, Delaware law empowers a corporation to indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except in the case of an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.

         A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise, against expenses, including amounts paid in settlement and attorney's fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

         To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she must be indemnified by the corporation against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense. Any indemnification under this section, unless ordered by a court or advanced pursuant to this section, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (a) by the stockholders; (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

         The certificate of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

         The indemnification and advancement of expenses authorized in or ordered by a court: (a) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to this section or for the advancement of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and (b) continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

         Delaware law provides that a director shall not be held personally liable for monetary damages for breach of fiduciary duty as a director, provided (as specified in the Delaware law) that such limitation of liability shall not act to limit liability for the following conduct: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) any transaction from which the director derived an improper personal benefit.

         Each of the Certificate of Incorporation and proposed Restated Certificate of Incorporation provide that the Company shall indemnify its directors and officers to the fullest extent permitted under Delaware law.

         The Company has obtained directors' and officers' liability insurance with a $10,000,000 limit of liability. The policy period expires on February 25, 2001. The Company intends to renew such policy or obtain comparable coverage after the expiration of such policy. However, there can be no assurances to this effect.

         The members of the Board of Directors of the Company have a personal interest in seeing that the limitation on liability and indemnification provisions are included as a part of the proposed Restated Certificate of Incorporation and revised Bylaws.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Certificate of Incorporation and Delaware law, the proposed Restated Certificate of Incorporation and revised Bylaws must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 3. PROPOSED ADOPTION OF CERTAIN ANTI-TAKEOVER PROVISIONS IN THE
            CERTIFICATE OF INCORPORATION AND BYLAWS

GENERAL


         As of May 15, 2000, the Board of Directors approved a proposal to adopt certain "anti-takeover" provisions to the Certificate of Incorporation and Bylaws of the Company. These proposals, will, if adopted, result in material changes in stockholder's rights and corporate procedures from those currently provided.


         In particular, these proposals include supermajority requirements of 66 2/3% of the voting power of all issued and outstanding shares of voting stock with respect to the amendment, change or repeal of certain provisions of the Certificate of Incorporation and Bylaws.

         The proposed changes to the Certificate of Incorporation adopt certain Measures, which are intended to protect the Company's stockholders by rendering it more difficult for a person or persons to obtain control of the Company without cooperation of the Company's management. These Measures include the potential implementation of certain supermajority requirements for the amendment of the Company's Certificate of Incorporation and Bylaws. Such Measures are often referred to as "anti-takeover" provisions. The Company's current Certificate of Incorporation and Bylaws do not include such anti-takeover provisions.

         The inclusion of such "anti-takeover" provisions in the proposed changes to the Certificate of Incorporation may delay, deter or prevent a takeover of the Company which the stockholders may consider to be in their best interests, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of their securities at above-market prices, or limit the ability of stockholders to remove incumbent directors as readily as the stockholders may consider to be in their best interests.

         The Measures are not being proposed in response to any present attempt, known by the Board of Directors of the Company to acquire control of the Company, to obtain representation on the Company's Board of Directors or to take significant corporate action. Rather, management believes that the Measures are prudent and in the best interests of the Company and its stockholders and should be adopted for their protection. The Board of Directors further believes that the present is an appropriate time to adopt the proposed Measures, since they would lessen the likelihood that the Company would be required to incur significant expense and might be subject to substantial disruption in connection with such an attempt.

         The Board of Directors does not have any current plans to seek stockholder approval of any amendments to, or make changes in, the Company's charter documents that may be deemed to have "anti-takeover" implications, except as described in this Proxy Statement or as set forth in the proposed changes to the Certificate of Incorporation and Bylaws. The Board of Directors may consider other "anti-takeover" measures in the future, including measures, which do not require stockholder approval. Severance agreements, pension agreements, restricted stock awards, acceleration of outstanding options and plans and agreements of a similar nature which become applicable in the event of "change in control" have become increasingly common in recent years for executives of major public companies.

         TRANSACTIONS WITH INTERESTED STOCKHOLDERS. Delaware law contains a statutory provision, which is intended to curb abusive takeovers of Delaware corporations. Section 203 of the Delaware General Corporation Law addresses the problem by preventing certain business combinations of the corporation with interested stockholders within three years after such stockholders become interested. Section 203 provides, with certain exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or an affiliate, or associate of such person, who is an "interested stockholder" for a period of three (3) years from the date that such person became an interested stockholder unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the Board of Directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquired 85% or more of the outstanding voting stock of the corporation in the same transaction that makes such person an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Under Section 203, an "interested stockholder" is defined as any person who is: (i) the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation or (ii) an affiliate or associate of the corporation and who was the owner of fifteen percent (15%) or more of the outstanding voting stock of the corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

         A corporation may, at its option, exclude itself from the coverage of
Section 203 by amending its certificate of incorporation or bylaws by action of its stockholders to exempt itself from coverage, provided that such bylaw or certificate of incorporation amendment shall not become effective until twelve
(12) months after the date it is adopted. The Company has not adopted such an amendment to the Certificate of Incorporation or to the proposed Restated Certificate of Incorporation. It is not anticipated that the Board of Directors of the Company will seek stockholder approval to "opt out" of the operation of this provision.

         Because the provision may have a deterrent effect on the ability or desire of third persons to acquire a substantial block of Common Stock and to attempt to gain control of the Company, directors of the Company could be deemed to have a personal interest in including the "interested stockholder" provisions in the Certificate of Incorporation.

         SUPERMAJORITY REQUIRED FOR AMENDMENT

         Under Delaware law, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The proposed changes to the Certificate of Incorporation do not provide otherwise. However, the proposed changes to the Certificate of Incorporation impose certain supermajority requirements on the vote of stockholders to amend the Certificate of Incorporation, unless such amendments are also adopted by the Board of Directors.

         Under Delaware law, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The proposed changes to the Certificate of Incorporation permit the Board of Directors to adopt, alter or amend the proposed Bylaws of the Company. However, the proposed changes to the Certificate of Incorporation impose certain supermajority requirements on the vote of stockholders to amend the proposed Bylaws of the Company, unless such amendments are also adopted by the Board of Directors. The Company's current Certificate of Incorporation provides the Board of Directors with the authority to adopt, alter or amend the Bylaws.

         The proposed changes to the Certificate of Incorporation permit the Board of Directors to adopt, amend or repeal any or all of the Company's bylaws without stockholder action and provide that such bylaws may also be adopted, amended or repealed by its stockholders, but only if approved by holders of 66 2/3% or more of the voting power of all outstanding shares of voting stock, including in any instance in which the alteration is proposed by an Interested Stockholder or by affiliates or associate of any Interested Stockholder, the affirmative vote of the holders of at least a majority of voting power of all outstanding shares of voting stock held by persons other than the Interested Stockholder who proposed such action. However, the only stockholder vote required if the modification is approved by a majority of the continuing directors is the affirmative vote of the majority of the voting power of all outstanding shares of voting stock.

         In order to insure that the substantive provisions set forth in the proposed changes to the Certificate of Incorporation are not circumvented by the amendment of the Certificate of Incorporation pursuant to a vote of a majority of the voting power of the Company's outstanding shares, the proposed changes to the Certificate of Incorporation also provide that any amendment, change or repeal of the provisions contained in the Restated Certificate of Incorporation with respect to: (i) the Company's capitalization, (ii) amendment of the Bylaws,
(iii) determination by the Board of the number of directors, (iv) filling Board vacancies, (v) the requirement that stockholder action be taken at an annual or special meeting, unless the action is approved by the majority of the continuing board of directors (vi) requirements with respect to appraisal rights for stockholders, (vii) the amendment of the provision imposing such supermajority requirement for amendment of the Restated Certificate of Incorporation, or
(viii) classification of the Board of Directors (if adopted in accordance with Proposal 4 of this Proxy Statement), shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of voting stock, including, in any instance where the repeal or amendment is proposed by an Interested Stockholder (as such term is defined in Section 203 of the Delaware General Corporation Law) or its affiliate or associate, the affirmative vote of a majority of the voting power of all outstanding shares of voting stock held by persons other than such Interested Stockholder or its affiliates or associates. However, only the affirmative vote of the majority of the voting power of all outstanding shares of voting stock is required if the amendment of any of the foregoing provisions is approved by a majority of the Continuing Directors. The proposed changes to the Certificate of Incorporation define a Continuing Director as: (i) any member of the Board of Directors who
(A) is not an Interested Stockholder or an affiliate or associate of an Interested Stockholder, and (B) was a member of the Board of Directors prior to the time that an Interested Stockholder became an Interested Stockholder, and
(ii) any person who is elected or nominated to succeed a Continuing Director, or to join the Board of Directors, by a majority of the Continuing Directors. The Company's current Certificate of Incorporation does not currently include such provisions.

         SPECIAL MEETINGS OF STOCKHOLDERS. The proposed Bylaws provide that a special meeting of stockholders may be called by the Chairman of the Board of Directors, the President, a majority of the Board of Directors or 66 2/3% of the stockholders of record of all shares entitled vote. The current Bylaws of the Company provide that a special meeting of stockholders may be called by the Board of Directors or the President of the Company.

         CORPORATE ACTION WITHOUT A STOCKHOLDER MEETING. Delaware law permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise.

         The proposed changes to the Certificate of Incorporation provide generally that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual meeting or at a special meeting of stockholders of the Company. However, in the event that the action is approved by the majority of the Continuing Directors, the action may also be effected by the written consent of the stockholders of the Company. The Company's current Certificate of Incorporation and Bylaws permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed action being taken.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Certificate of Incorporation and Delaware law, the proposed anti-takeover provisions to be added to the Certificate of Incorporation and Bylaws must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 4. PROPOSED ADOPTION OF CLASSIFIED BOARD OF DIRECTORS IN THE
            CERTIFICATE OF INCORPORATION

GENERAL


         As of May 15, 2000, the Board of Directors approved a proposal to adopt certain "anti-takeover" provisions to the Certificate of Incorporation and Bylaws of the Company. These proposals, will, if adopted, result in material changes in stockholder's rights and corporate procedures from those currently provided. In particular, these proposals include dividing the Board of Directors into three (3) classes and increasing the maximum authorized number of directors from seven (7) to eight (8).


         The proposed changes to the Certificate of Incorporation adopt certain Measures, which are intended to protect the Company's stockholders by rendering it more difficult for a person or persons to obtain control of the Company without cooperation of the Company's management. The Company's current Certificate of Incorporation and Bylaws do not include such anti-takeover provisions.

         The inclusion of such "anti-takeover" provisions in the proposed changes to the Certificate of Incorporation may delay, deter or prevent a takeover of the Company which the stockholders may consider to be in their best interests, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of their securities at above-market prices, or limit the ability of stockholders to remove incumbent directors as readily as the stockholders may consider to be in their best interests.

         The Measures are not being proposed in response to any present attempt, known by the Board of Directors of the Company to acquire control of the Company, to obtain representation on the Company's Board of Directors or to take significant corporate action. Rather, management believes that the Measures are prudent and in the best interests of the Company and its stockholders and should be adopted for their protection. The Board of Directors further believes that the present is an appropriate time to adopt the proposed Measures, since they would lessen the likelihood that the Company would be required to incur significant expense and might be subject to substantial disruption in connection with such an attempt.

         The Board of Directors does not have any current plans to seek stockholder approval of any amendments to, or make changes in, the Company's charter documents that may be deemed to have "anti-takeover" implications, except as described in this Proxy Statement or as set forth in the proposed changes to the Certificate of Incorporation and Bylaws. The Board of Directors may consider other "anti-takeover" measures in the future, including measures, which do not require stockholder approval. Severance agreements, pension agreements, restricted stock awards, acceleration of outstanding options and plans and agreements of a similar nature which become applicable in the event of "change in control" have become increasingly common in recent years for executives of major public companies.

CLASSIFIED BOARD AND INCREASE OF MAXIMUM AUTHORIZED NUMBER OF DIRECTORS

         The proposed Restated Certificate of Incorporation provides that at the first annual meeting of the Company's stockholders after the authorized number of directors is nine (9) or more, the Board of Directors shall be divided into three classes, Class I, Class II and Class III. The current Certificate of Incorporation does not include provision for a classified Board of Directors. The current Bylaws provide that the authorized number of directors shall not exceed seven (7) members. There are currently six (6) members of the Board of Directors. This Proposal 4 also provides that the maximum authorized number of directors in the Bylaws shall not exceed eight (8) members. In the event of the approval of the proposed changes to the Certificate of Incorporation in connection with this resolution, the provision for the classified Board of Directors will take effect at the first annual meeting of the Company's stockholders following the approval of an amendment, if any, to the Company's Bylaws, which increases the authorized number of directors to nine (9) or more.

         Upon the effectiveness of the classified Board of Directors, the initial Class I directors will serve for a term of one year, the Class II directors for a term of two years, and the Class III directors for a term of three years. Thereafter, all directors shall serve for three year terms. The effect of these provisions is that not more than one-third of the Company's directors will be elected at any single annual meeting. As a result, a person seeking control of the Company might not necessarily be able to acquire a controlling block of stock and effect an entire change in management at a single annual meeting.

         Both the current Bylaws and the proposed revised Bylaws in Proposal 2 of this Proxy Statement provide that the Bylaws may be revised by the approval of a majority of the Company's Board of Directors. Delaware law also provides that the Bylaws may be amended by a majority of the Company's stockholders. In the event that Proposal 3 of this Proxy Statement is approved by the Company's stockholders, these provisions relating to a classified Board of Directors will have a supermajority requirement of 66 2/3% of the voting power of all issued and outstanding shares of voting stock with respect to the amendment, change or repeal of such provisions in the Certificate of Incorporation. However, under such "anti-takeover" measures, the number of authorized directors in the Bylaws may be amended by the vote of the continuing directors without additional stockholder action.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Certificate of Incorporation and Delaware law, the proposed provisions relating to a classified Board of Directors to be added to the Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 5. INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

         The Company's current Certificate of Incorporation authorizes the issuance of up to 25,000,000 shares of Common Stock, par value $0.01 per share. This Proposal 3 seeks the approval of the Company's stockholders to increase the authorized number of shares of Common Stock to 50,000,000 shares, par value $0.01 per share.


         As of June 6, 2000, the Company had issued and outstanding 15,555,323 shares. As of June 6, 2000, the Company had 5,437,984 shares of Common Stock reserved for issuance underlying currently issued and outstanding warrants and options, and 4,006,693 shares of Common Stock not reserved for specific use and available for future issuances. The Board of Directors has approved an increase in the authorized number of shares of Common Stock to 50,000,000 shares in order to facilitate the Company's ability to raise capital, to facilitate acquisitions and mergers and to attract qualified employees by offering stock options as incentive compensation for such persons, by authorizing the issuance of additional securities of the Company for purposes of effectuating such transactions. See "Proposal 4 - Approval of the Company's 2000 Stock Option Plan" and "Proposal 5 - Approval of 2000 Non-Employee Director Stock Option Plan."


         In the event that the Company's stockholders approve Proposal 2 of this Proxy Statement, and this Proposal 5 which includes a proposal to increase the authorized number of shares of Common Stock to 50,000,000 shares, the Restated Certificate of Incorporation will increase the number of authorized shares of Common Stock set forth in the proposed Restated Certificate of Incorporation from 25,000,000 shares to 50,000,000 shares. If the Company's stockholders do not approve Proposal 2, but only approve this Proposal 5, the current Certificate of Incorporation will be revised to increase the number of authorized shares of Common Stock in the Certificate of Incorporation from 25,000,000 shares to 50,000,000 shares.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Certificate of Incorporation and Delaware law, this Proposal 5 to increase the authorized number of shares of Common Stock in the Company's Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 6. AUTHORIZATION OF CLASS OF PREFERRED STOCK

GENERAL

         The Company's current Certificate of Incorporation authorizes the issuance of up to 25,000,000 shares of Common Stock, par value $0.01 per share. The current Certificate of Incorporation does not include a provision for the authorization of a class of preferred stock This Proposal 6 seeks the approval of the Company's stockholders to authorize a class of up to 5,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

         The Board of Directors has approved the authorization of a class of up to 5,000,000 shares of Preferred Stock commonly known as "blank check" preferred stock. The preferred stock may be issued from time to time in one or more series, and the Board of Directors, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the Company's Common Stock. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of Common Stock will not have any preemptive or similar rights to acquire any preferred stock

         In the event that the Company's stockholders approve Proposal 2 of this Proxy Statement, and this Proposal 6, which includes a proposal to authorize a class of up to 5,000,000 shares of Preferred Stock, the Restated Certificate of Incorporation will authorize a class of up to 5,000,000 shares of Preferred Stock. If the Company's stockholders do not approve Proposal 2, but only approve this Proposal 6, the current Certificate of Incorporation will be revised to authorize a class of up to 5,000,000 shares of Preferred Stock.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Certificate of Incorporation and Delaware law, this Proposal 6 to authorize a class of Preferred Stock in the Company's Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 7. CHANGE OF NAME OF THE COMPANY

GENERAL


         As of May 15, 2000, the Company's Board of Directors voted to change the name of the Company to "PhotoMedex, Inc.," subject to the approval of the Company's stockholders.


         In 1997, the Company changed its business strategy from focusing on the manufacture and marketing of a variety of solid-state lasers to the manufacture, and marketing of excimer lasers. In April, 2000, the Company sold certain of its assets related to its non-excimer laser systems and discontinued its non-excimer laser business operations at its former Florida and Massachusetts facilities.

         The Board of Directors believes the proposed name change is more descriptive of the Company's current focus on its excimer laser products.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Under the Company's Certificate of Incorporation and Delaware law, the Proposal 7 to change the Company's name to "PhotoMedex, Inc." must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 8. APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

GENERAL


         The 2000 Stock Option Plan (the "2000 Stock Option Plan") was adopted by the Board of Directors on May 15, 2000. The Company has reserved for issuance thereunder an aggregate of 1,000,000 shares of Common Stock. The 2000 Stock Option Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Code, and for the grant to employees and consultants of nonstatutory stock options.


         The success of the Company depends upon its ability to attract and retain highly qualified and competent employees. The 2000 Stock Option Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its stockholders. Management of the Company believes that the reservation of 1,000,000 shares of Common Stock for issuance under the 2000 Stock Option Plan, would provide an adequate reserve of shares for issuance under the 2000 Stock Option Plan in order to enable the Company to compete with other companies to attract and retain valuable employees.

         A description of the 2000 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 2000 Stock Option Plan and does not purport to be complete. The following discussion summarizes certain aspects of the 2000 Stock Option Plan, but is qualified in its entirety by reference to the 2000 Stock Option Plan, which is attached hereto as "Exhibit C."

2000 STOCK OPTION PLAN

         The general purposes of the 2000 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory stock options.

         The 2000 Stock Option Plan provides that options may be granted to the employees (including officers and directors who are employees) and consultants of the Company, or of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options.


         As of May 15, 2000, the Company's Board of Directors approved the Company's 2000 Stock Option Plan, subject to the ratification of the Company's stockholders.


         The Company has reserved for issuance up to 1,000,000 shares of Common Stock under the 2000 Stock Option Plan. No options have been granted under the 2000 Stock Option Plan as of the date of this Proxy Statement.

         ADMINISTRATION OF AND ELIGIBILITY UNDER 2000 STOCK OPTION PLAN. The 2000 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. The 2000 Stock Option Plan authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors, to administer the 2000 Stock Option Plan, or if no such Committee is established , then by the Board of Directors, either of which will consist of at least two non-employee directors, as such term is defined under Rule 16b-3 of the Exchange Act, and shall qualify as outside directors of the Company, for purposes of Section 162(m) of the Code.

         Subject to the terms and conditions of the 2000 Stock Option Plan, the Committee will have the sole authority to: (a) determine the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) determine the number of options and SARs to be granted to each such optionee, (c) determine the price to be paid for each share of Common Stock upon the exercise of each option and the manner in which each option may be exercised, (d) determine the period within which each option and SAR will be exercised and any extensions thereof, (e) determine the type of stock options to grant (f) interpret the Plan and award agreements under the Plan, and (g) determine the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee.

         All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under the 2000 Stock Option Plan. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

         STOCK OPTION AGREEMENTS. All options granted under the 2000 Stock Option Plan will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 2000 Stock Option Plan need not be identical and may include any term or condition, which is not inconsistent with the 2000 Stock Option Plan and which the Committee deems appropriate for inclusion.

         INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of the Company's Common Stock, based on the closing sales price of the Company's Common Stock, as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

         Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

         An optionee of an ISO may not exercise an ISO granted under the 2000 Stock Option Plan so long as such person holds a previously granted and unexercised ISO.

         The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

         NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. The Company hereby undertakes not to grant any non-qualified stock options under the 2000 Stock Option Plan at an exercise price less than 85% of the fair market value, based on the closing sales price of the Company's Common Stock, on the date of grant of any non-qualified stock option under the 2000 Stock Option Plan.

         The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

         STOCK APPRECIATION RIGHTS. Each SAR granted under the 2000 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

         SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the 2000 Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

         LIMIT TO OPTIONS GRANTED UNDER THE 2000 STOCK OPTION PLAN. Under
Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options and SARs would be subject to this limitation unless, among other things, the option plan under which the options and SARs is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year. Such a potential compensation expense deduction could arise, for example, upon the exercise by one of these executive of a nonstatutory option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

         In order to exclude compensation resulting from options granted under the Company's 2000 Stock Option Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved a provision in the 2000 Stock Option Plan which will place a 100,000 share limit on the number of options that may be granted under the 2000 Stock Option Plan to an employee in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve the Company's ability to deduct in full any compensation expense related to stock options.

         TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the 2000 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or
(c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services.

         The options and SARs granted under the 2000 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution.

         ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under the 2000 Stock Option Plan and the number and price of shares of Common Stock covered by each outstanding option or SAR under the 2000 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

         TERMINATION OF OPTIONS AND SAR'S ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. In the event of a merger, consolidation or other reorganization of the Company, in which the Company is not the surviving or continuing corporation (as determined by the Plan Committee) or in the event of the liquidation or dissolution of the Company, all options and SAR's granted under the 2000 Stock Option Plan will terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution, unless there is an agreement with respect to such agreement, which expressly provides for the assumption of such options and SAR's by the continuing or surviving corporation.


         AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the 2000 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 2000 Stock Option Plan will terminate on May 14, 2010, the tenth (10th) anniversary date of the effectiveness of the 2000 Stock Option Plan.


CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         Options granted under the 2000 Stock Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

         An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of:
(i) the fair market value of the shares at the date of the option exercise, or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or Ten Percent Stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         All other options that do not qualify as incentive options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an option who is also an employee of the Company will be subject to tax withholding by the Company. Upon the resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term capital gain or loss, depending on the holding period.

         Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

         The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 2000 Stock Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the 2000 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 9. APPROVAL OF 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL


         On May 15, 2000, the Board of Directors adopted the Non-Employee Director Plan, to be effective as of June 1, 2000, subject to stockholder approval.


         The following description of the Non-Employee Director Plan is a summary of the principal provisions of the Non-Employee Director Plan and is qualified in its entirety by reference to the Non-Employee Director Plan, a copy of which has been filed as an exhibit to this Proxy Statement.

2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         PURPOSE OF THE PLAN. The purposes of the Non-Employee Director Plan are to enable the Company to attract, retain, and motivate the non-employee directors of the Company and to create a long-term mutuality of interest between the non-employee directors and the Company's stockholders by granting options to purchase Common Stock ("Options").

         ADMINISTRATION. The Non-Employee Director Plan will be administered by a committee (the "Committee") of the Board of Directors of the Company (the "Board"), appointed from time to time by the Board. The Committee is intended to consist of two or more directors, each of whom will be non-employee directors as defined in Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If no Committee exists which has the authority to administer the Non-Employee Director Plan, the functions of the Committee will be exercised by the Board. The Committee has full authority to interpret the Non-Employee Director Plan and decide any questions under the Non-Employee Director Plan and to make such rules and regulations and establish such processes for administration of the Non-Employee Director Plan as it deems appropriate subject to the provisions of the Non-Employee Director Plan.

         AVAILABLE SHARES. The Non-Employee Director Plan authorizes the issuance of up to 250,000 shares of Common Stock upon the exercise of non-qualified stock options granted to non-employee directors of the Company. In general, if Options are for any reason canceled, or expire or terminate unexercised, the shares covered by such Options will again be available for the grant of Options.


         The Non-Employee Director Plan provides that appropriate adjustments will be made in the number and kind of securities receivable upon the exercise of Options in the event of a stock split, stock dividend, merger, consolidation or reorganization.

         ELIGIBILITY. All non-employee directors of the Company are eligible to be granted Options under the Non-Employee Director Plan. A non-employee director is a director serving on the Company's Board who is not then a current employee of the Company and/or a subsidiary or parent company of the Company, as defined in Sections 424(e) and 424(f) of the Code.


         GRANT OF OPTIONS. As of each January 1 following the effective date of the Non-Employee Director Plan, commencing January 1, 2001 (the Initial Grant Date"), each non-employee director shall be automatically granted an Option to purchase 20,000 shares of Common Stock in respect of services to be rendered to the Company as a director during the forthcoming calendar year, subject to the terms of the Non-Employee Director Plan. Each non-employee director who is first elected to the Board after June 1, 2000, but prior to January 1, 2001, will be granted, as of the date of his election "First Grant Date"), an Option to purchase that number of shares equal to the product of (i) 5,000 and (ii) the number of fiscal quarters remaining in the Company's then current fiscal year (including the quarter in which the date of such director's election falls), subject to the terms of the Plan. As of January 1 of each year following the Initial Grant Date or the First Grant Date, as the case may be, each non-employee director shall be automatically granted an Option to purchase 20,000 Shares ("Annual Grant").


         The purchase price per share ("Purchase Price") deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Shares as follows:

         (i) For Options issued on the Initial Grant Date, the Fair Market Value shall be measured by the closing sales price of the Company's Common Stock as of the last trading date of the fiscal quarter prior to the Initial Grant Date;

         (ii) For Options issued on the First Grant Date, the Fair Market Value shall be measured by the closing sales price of the Company's Common Stock as of the First Grant Date;

         (iii) For Annual Grants of Options issued as of January 1 of any fiscal year, the Fair Market Value shall be measured by the closing sales price of the Company's Common Stock as of the last trading date of the last day of the prior year;

         VESTING OF OPTIONS. Options granted under the Non-Employee Director Plan shall vest and become exercisable to the extent of 5,000 Shares for each fiscal quarter in which such Director shall have served at least one day as a director of the Company.

         Options that are exercisable upon a non-employee director's termination of directorship for any reason except death, disability or cause (as defined in the Non-Employee Director Plan), prior to the complete exercise of an Option (or deemed exercise thereof), will remain exercisable following such termination until the earlier of (i) the expiration of the ninety (90) day period following the non-employee director's termination of directorship or (ii) the remaining term of the Option.

         Options that are exercisable upon a non-employee director's termination of directorship for disability or death, will remain exercisable by the non-employee director or, in the case of death, by the non-employee director's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the earlier of (i) the first anniversary of the non-employee director's termination of directorship or (ii) the remaining term of the Option.

         Upon a non-employee director's removal from the Board, failure to stand for reelection or failure to be renominated for cause, or if the Company obtains or discovers information after termination of directorship that such non-employee director had engaged in conduct during such directorship that would have justified a removal for cause during such directorship, all outstanding Options of such non-employee director will immediately terminate and will be null and void.

          The Non-Employee Director Plan also provides that all outstanding Options will terminate effective upon the consummation of a merger, consolidation liquidation or dissolution in which the Company is not the surviving entity, subject to the right of non-employee director to exercise all outstanding Options prior to the effective date of the merger, consolidation, liquidation or dissolution.

         All Options granted to a non-employee director and not previously exercisable become vested and fully exercisable immediately upon the occurrence of a change in control (as defined in the Non-Employee Director Plan).

         AMENDMENTS. The Non-Employee Director Plan provides that it may be amended by the Committee or the Board at any time, and from time to time, to effect (i) amendments necessary or desirable in order that the Non-Employee Director Plan and the Options granted thereunder conform to all applicable laws, and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, to the extent required by law, no amendment may be made that would require the approval of the stockholders of the Company under applicable law or under any regulation of a principal national securities exchange or automated quotation system sponsored by the National Association of Securities Dealers unless such approval is obtained. The Non-Employee Director Plan may be amended or terminated at any time by stockholders of the Company.

         MISCELLANEOUS. Non-employee directors may be limited under Section 16(b) of the Exchange Act to certain specific exercise, election or holding periods with respect to the Options granted to them under the Non-Employee Director Plan. Options granted under the Non-Employee Director Plan are subject to restrictions on transfer and exercise. No Option granted under the Non-Employee Director Plan may be exercised prior to the time period for exercisability, subject to acceleration in the event of a change in control of the Company (as defined in the Non-Employee Director Plan). Although Options will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that an Option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

         U.S. FEDERAL INCOME TAX CONSEQUENCES. The following discussion of the principal U.S. federal income tax consequences with respect to Options under the Non-Employee Director Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences (state and local income tax and estate tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

         In general, an optionee will realize no taxable income upon the grant of non-qualified stock options and the Company will not receive a deduction at the time of such grant, unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price, but such amount will not be subject to federal wage withholding or employment taxes. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his holding period for the stock. The Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

         An optionee should consult with his or her tax advisor as to whether, as a result of Section 16(b) of the Exchange Act and the rules and regulations thereunder, the timing of income recognition is deferred for any period following the exercise of an Option (the "Deferral Period"). If there is a Deferral Period, absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the shares of Common Stock pursuant to the exercise of the non-qualified stock option to include in income, as of the transfer date, the excess (on such date) of the fair market value of such shares over their exercise price, recognition of income by the recipient could, in certain instances, be deferred until the expiration of the Deferral Period.

         In addition, any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, and in the event that the exercisability of an Option is accelerated because of a change in control, payments relating to the Options, either alone or together with certain other payments may constitute parachute payments under Section 280(g) of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company.

         The Non-Employee Director Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Non-Employee Director Plan is not, nor is it intended to be, qualified under
Section 401(a) or 421 of the Code.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the 2000 Non-Employee Director Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                              By Order of the Board of Directors
of

                                              LASER PHOTONICS,
INC.



                                              By: /s/ Jeffrey F. O'Donnell
                                                  ----------------------------
                                                  Jeffrey F. O'Donnell
                                                  Chief Executive Officer


Radnor, Pennsylvania
DATED: June 6, 2000

                                    P R O X Y
                                    ---------

                              LASER PHOTONICS, INC.

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS


                      FOR AN ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 18, 2000

      THE UNDERSIGNED STOCKHOLDER APPOINTS JEFFREY F. O'DONNELL AND DENNIS MCGRATH, OR EITHER OF THEM, AS PROXY WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES OF VOTING SECURITIES OF LASER PHOTONICS, INC. (THE "COMPANY") WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE RADNOR HOTEL, 591 EAST LANCASTER AVENUE, ST. DAVIDS, PENNSYLVANIA 19087, ON JULY 18, 2000, AT 9:00 A.M., LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, UPON MATTERS PROPERLY COMING BEFORE THE MEETING, AS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, BOTH OF WHICH HAVE BEEN RECEIVED BY THE UNDERSIGNED. WITHOUT OTHERWISE LIMITING THE GENERAL AUTHORIZATION GIVEN HEREBY, SUCH PROXY IS INSTRUCTED TO VOTE AS FOLLOWS:

      THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1) [ ] FOR ALL NOMINEES LISTED HEREIN (EXCEPT AS MARKED UP TO THE CONTRARY BELOW).

      [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)

         Warwick Alex Charlton     Jeffrey F. O'donnell      John J. Mcatee, Jr.

         Alan R. Novak             Samuel E. Navarro         Richard Depiano

(2) TO ADOPT AND APPROVE A RESTATED CERTIFICATE OF INCORPORATION AND REVISED BYLAWS OF THE COMPANY, WHICH GENERALLY HAVE THE EFFECT OF CERTAIN PROCEDURAL CHANGES TO THE CERTIFICATE OF INCORPORATION AND BYLAWS, INCLUDING, INCREASING THE MAXIMUM AUTHORIZED NUMBER OF DIRECTORS FROM SEVEN
     (7) TO EIGHT (8), AND IN ADDITION, EXPAND THE RIGHTS OF INDEMNIFICATION OF THE COMPANY'S DIRECTORS.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

(3) TO ADOPT AND APPROVE CERTAIN AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY, WHICH GENERALLY HAVE THE EFFECT OF ADOPTING CERTAIN "ANTI-TAKEOVER" PROVISIONS IN CONNECTION WITH CHANGES OF CONTROL OF THE COMPANY, INCLUDING, SUPERMAJORITY REQUIREMENTS OF 66 2/3% OF THE VOTING POWER OF ALL ISSUED AND OUTSTANDING SHARES OF VOTING STOCK WITH RESPECT TO THE AMENDMENT, CHANGE OR REPEAL OF CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

(4) TO ADOPT AND APPROVE CERTAIN AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE COMPANY, WHICH GENERALLY HAVE THE EFFECT OF DIVIDING THE BOARD OF DIRECTORS INTO THREE (3) CLASSES TO BE ELECTED FOR SEPARATE TERMS OF OFFICE.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

(5) TO CONSIDER AND VOTE UPON AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 50,000,000 SHARES OF THE COMPANY.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

(6) TO CONSIDER AND VOTE UPON AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE A CLASS OF UP TO 5,000,000 SHARES OF PREFERRED STOCK OF THE COMPANY.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

(7)      TO CHANGE THE COMPANY'S NAME TO PHOTOMEDEX, INC.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

(8) TO ADOPT THE COMPANY'S 2000 STOCK OPTION PLAN (THE "2000 STOCK OPTION PLAN") AND TO RESERVE UP TO 1,000,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE UNDER THE 2000 STOCK OPTION PLAN.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

(9) TO ADOPT THE COMPANY'S 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (THE " NON-EMPLOYEE DIRECTOR PLAN") AND TO RESERVE UP TO 250,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE UNDER THE NON-EMPLOYEE DIRECTOR PLAN.

      [ ] FOR                       [ ] AGAINST                      [ ] ABSTAIN

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



DATED:_________________                              ___________________________
                                                     SIGNATURE





                                                     ___________________________
                                                     SIGNATURE (IF HELD JOINTLY)




                                                     ___________________________
                                                     PRINT NAMES

                                            (PLEASE SIGN EXACTLY AS YOUR NAME
                                            APPEARS HEREON. WHEN SIGNING AS
                                            ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                            TRUSTEE OR GUARDIAN, PLEASE GIVE
                                            YOUR FULL TITLE. IF SHARES ARE
                                            JOINTLY HELD, EACH HOLDER MUST SIGN.
                                            IF A CORPORATION, PLEASE SIGN IN
                                            FULL CORPORATE NAME BY PRESIDENT OR
                                            OTHER AUTHORIZED OFFICER. IF A
                                            PARTNERSHIP, PLEASE SIGN IN
                                            PARTNERSHIP NAME BY AUTHORIZED
                                            PERSON).


      PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005, ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

APPENDIX A
----------

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                              LASER PHOTONICS, INC.


         1. This Restated Certificate of Incorporation (the "Certificate") of LASER PHOTONICS, INC. (the "Corporation"), was duly adopted by the Board of Directors of the Corporation on _____________, 2000 and the stockholders of the Corporation on ____________, 2000, as set forth below, in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. The original Certificate of Incorporation was filed on November 3, 1987.

         2. The following Restated Certificate of Incorporation was adopted on __________, 2000 by the vote of the stockholders of the Corporation. The vote of stockholders of the Corporation by which the foregoing Restated Certificate of Incorporation was adopted, at a meeting of the stockholders of the Corporation on ___________, 2000, was ___________ shares in favor, _________ shares opposed and _________ shares abstained or not voting, out of the Corporation's total of __________ eligible voting shares issued and outstanding, as of ________, 2000, the record date for such meeting. The number of shares voted for the Restated Certificate of Incorporation was sufficient for approval.

         3. The text of the Certificate of Incorporation as amended or supplemented heretofore is hereby restated and further amended to read in its entirety as follows:

         FIRST: The name of the corporation is PhotoMedex, Inc.

         SECOND: The address of the registered office of the Corporation in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware. The name and address of the Corporation's registered agent in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

         FOURTH: 1. The total number of shares of stock which the Corporation shall have authority to issue is Fifty-Five Million (55,000,000) shares, consisting of Fifty Million (50,000,000) shares of Common Stock, par value $0.01 per share (the "Common Stock"), and Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

         2. Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (the "Board of Directors"), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

         FIFTH: In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws of the Corporation (the "Bylaws").

         SIXTH: Notwithstanding Article Fifth hereof, the Bylaws may be adopted, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class; PROVIDED, HOWEVER, that where such action is approved by a majority of the continuing directors the affirmative vote of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.

         SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or Amendment thereto provided that the number of directors shall not be reduced to less than three (3), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than three (3) stockholders.

         Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provided.

         EIGHTH: Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

         NINTH: Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

         TENTH: Except for such additional directors as may be elected by the holders of any series of Preferred Stock pursuant to the terms thereof established by a resolution of the Board of Directors pursuant to Article Fourth hereof, any director may be removed from office with or without cause and only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director regardless of class and voting together as a single voting class; PROVIDED, HOWEVER, that where such removal is approved by a majority of the continuing directors, the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class, shall be required for approval of such removal.

         ELEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation shall be effected at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation; PROVIDED, HOWEVER, in the event that where such action is approved by the majority of the continuing directors, such action required or permitted to be taken by the stockholders of the Corporation may be effected either at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation or by the written consent of the stockholders of the Corporation.


         TWELFTH: 1. At the first Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") after the authorized number of directors is nine (9) or more, the Board of Directors shall be divided into three (3) classes: Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in such quotient obtained by dividing the authorized number of directors by three (3). If a fraction is also contained in such quotient, then additional directors shall be apportioned as follows: If such fraction is one-third, the additional director shall be a member of Class III; and if such fraction is two-thirds, one of the additional directors shall be a member of Class II and the other shall be a member of Class III. Each director shall serve for a term ending on the date of the third Annual Meeting following the Annual Meeting at which such director was elected; PROVIDED, HOWEVER, that the directors first elected to Class I shall serve for a term ending on the date of the first Annual Meeting following their election, the directors first elected to Class II shall serve for a term ending on the date of the second Annual Meeting following their election and the directors first elected to Class III shall serve for a term ending on the date of the third Annual Meeting following their election.

         Whenever the authorized number of directors shall be reduced to less than nine (9) directors, the existing directors shall serve out the remainder of their terms based upon their respective classes and each subsequently elected director shall serve for a one (1) year term. At such subsequent time as the authorized number of directors is nine (9) or more directors, the prior paragraph shall again become operative.


                  2. Notwithstanding the foregoing provisions of this Article
Twelfth: each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

         THIRTEENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

         FOURTEENTH: For the purposes of this Restated Certificate of Incorporation, the following definitions shall apply:

         (a) "continuing director" means: (i) any member of the Board of Directors who (A) is not an interested stockholder or an affiliate or associate of an interested stockholder and (B) was a member of the Board of Directors prior to the time that an interested stockholder became an interested stockholder; and (ii) any person who is elected or nominated to succeed a continuing director, or to join the Board of Directors, by a majority of the continuing directors.

         (b) The terms "affiliate," "associate," "control," "interested stockholder," "owner," "person" and "voting stock" shall have the meanings set forth in Section 203(c) of the Delaware General Corporation Law.

         FIFTEENTH: The provisions set forth in this Article Fifteenth and in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh and Twelfth hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class, and, where such action is proposed by an interested stockholder or by any associate or affiliate of an interested stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single class, other than shares held by the interested stockholder which proposed (or the affiliate or associate of which proposed) such action, or any affiliate or associate of such interested stockholder; PROVIDED, HOWEVER, that where such action is approved by a majority of the continuing directors, the affirmative vote of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.

         SIXTEENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth and Fifteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Fifteenth hereof.

         SEVENTEENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Section by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         EIGHTEENTH: No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

         IN WITNESS WHEREOF, Laser Photonics, Inc. has caused this Restated Certificate of Incorporation to be executed by its President as of this ____, 2000.


                                           LASER PHOTONICS, INC.



                                           By: /S/ Jeffrey F. O'Donnell
                                              ----------------------------------
                                               Jeffrey F. O'Donnell, President

APPENDIX B
----------

                                     BYLAWS
                                       OF

                              LASER PHOTONICS, INC.
                            (A DELAWARE CORPORATION)

         The foregoing are the Bylaws of LASER PHOTONICS, INC., a Delaware corporation (the "Corporation"), effective as of ________ __, 2000, after approval by the Corporation's Board of Directors and stockholders:


                                    ARTICLE I

                                     Offices

         Section 1.01. PRINCIPAL EXECUTIVE OFFICE. The principal executive office of the Corporation shall be located at 2431 Impala Drive, Carlsbad, California 92008. The Board of Directors of the Corporation (the "Board of Directors") may change the location of said principal executive office.

         Section 1.02. OTHER OFFICES. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                   ARTICLE II

                            Meetings of Stockholders

         Section 2.01. ANNUAL MEETINGS. The annual meeting of stockholders of the Corporation shall be held at a date and at such time as the Board of Directors shall determine. At each annual meeting of stockholders, directors shall be elected in accordance with the provisions of Section 3.03 hereof and any other proper business may be transacted.

         Section 2.02. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board or by holders of not less than sixty-six and two thirds percent (66 2/3%) of the voting power of all outstanding shares of voting stock regardless of class and voting together as a single voting class. The term "voting stock" as used in these Bylaws shall have the meaning set forth in Section 203(c) of the Delaware General Corporation Law. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

         Section 2.03. PLACE OF MEETINGS. Each annual or special meeting of stockholders shall be held at such location as may be determined by the Board of Directors or, if no such determination is made, at such place as may be determined by the Chairman of the Board. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the Corporation.

         Section 2.04. NOTICE OF MEETINGS. Written notice of each annual or special meeting of stockholders stating the date and time when, and the place where, it is to be held shall be delivered either personally or by mail to stockholders entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. The purpose or purposes for which the meeting is called may, in the case of an annual meeting, and shall, in the case of a special meeting, also be stated. If mailed, such notice shall be directed to a stockholder at his address as it shall appear on the stock books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case such notice shall be mailed to the address designated in such request.

         Section 2.05. CONDUCT OF MEETINGS. All annual and special meetings of stockholders shall be conducted in accordance with such rules and procedures as the Board of Directors may determine subject to the requirements of applicable law and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any annual or special meeting of stockholders shall be the Chairman of the Board. The Secretary, or in the absence of the Secretary, a person designated by the Chairman of the Board, shall act as secretary of the meeting.

         Section 2.06. QUORUM. At any meeting of stockholders of the Corporation, the presence, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business; PROVIDED, HOWEVER, that this Section 2.06 shall not affect any different requirement which may exist under statute, pursuant to the rights of any authorized class or series of stock, or under the Certificate of Incorporation of the Corporation, as amended or restated from time to time (the "Certificate"), for the vote necessary for the adoption of any measure governed thereby.

         In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 2.07. VOTES REQUIRED. The affirmative vote of a majority of the shares present in person or represented by proxy at a duly called meeting of stockholders of the Corporation, at which a quorum is present and entitled to vote on the subject matter, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, except that the election of directors shall be by plurality vote, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class of stock or by the Certificate.

         Unless the Certificate or a resolution of the Board of Directors adopted in connection with the issuance of shares of any class or series of stock provides for a greater or lesser number of votes per share, or limits or denies voting rights, each outstanding share of stock, regardless of class or series, shall be entitled to one (l) vote on each matter submitted to a vote at a meeting of stockholders.

         Section 2.08. PROXIES. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing (which shall include writings sent by telex, telegraph, cable or facsimile transmission) by the stockholder himself or by his duly authorized attorney-in-fact. No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be in writing, subscribed by the stockholder or his duly authorized attorney-in-fact, and dated, but it need not be sealed, witnessed or acknowledged.

         Section 2.09. STOCKHOLDER ACTION. Any action required or permitted to be taken by the stockholders of the Corporation must be effect at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation.

         Section 2.10. LIST OF STOCKHOLDERS. The Secretary of the Corporation shall prepare and make (or cause to be prepared and made), at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the duration thereof, and may be inspected by any stockholder who is present.

         Section 2.11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint Inspectors of Election to act at such meeting or at any adjournment or adjournments thereof. If such Inspectors are not so appointed or fail or refuse to act, the chairman of any such meeting may (and, upon the demand of any stockholder or stockholder's proxy, shall) make such an appointment.

         The number of Inspectors of Election shall be one (1) or three (3). If there are three (3) Inspectors of Election, the decision, act or certificate of a majority shall be effective and shall represent the decision, act or certificate of all. No such Inspector need be a stockholder of the Corporation.

         Subject to any provisions of the Certificate of Incorporation, the Inspectors of Election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; they shall receive votes, ballots or consents, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes or consents, determine when the polls shall close and determine the result; and finally, they shall do such acts as may be proper to conduct the election or vote with fairness to all stockholders. On request, the Inspectors shall make a report in writing to the secretary of the meeting concerning any challenge, question or other matter as may have been determined by them and shall execute and deliver to such secretary a certificate of any fact found by them.

                                   ARTICLE III

                                    Directors

         Section 3.01. POWERS. The business and affairs of the Corporation shall be managed by and be under the direction of the Board of Directors. The Board of Directors shall exercise all the powers of the Corporation, except those that are conferred upon or reserved to the stockholders by statute, the Certificate or these Bylaws.


         Section 3.02. NUMBER. The number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three
(3) nor more than eight (8).


         Section 3.03. ELECTION AND TERM OF OFFICE. Each director shall serve until his successor is elected and qualified or until his death, resignation or removal, no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors elected in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series.

         Section 3.04. ELECTION OF CHAIRMAN OF THE BOARD. At the organizational meeting immediately following the annual meeting of stockholders, the directors shall elect a Chairman of the Board from among the directors who shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected or until his earlier resignation or removal. Any vacancy in such office may be filled for the unexpired portion of the term in the same manner by the Board of Directors at any regular or special meeting.

         Section 3.05. REMOVAL. Any director may be removed from office only as provided in the Certificate of Incorporation.

         Section 3.06. VACANCIES AND ADDITIONAL DIRECTORSHIPS. Newly created directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         Section 3.07. REGULAR AND SPECIAL MEETINGS. Regular meetings of the Board of Directors shall be held immediately following the annual meeting of the stockholders; without call at such time as shall from time to time be fixed by the Board of Directors; and as called by the Chairman of the Board in accordance with applicable law.

         Special meetings of the Board of Directors shall be held upon call by or at the direction of the Chairman of the Board, the President or any two (2) directors, except that when the Board of Directors consists of one (1) director, then the one director may call a special meeting. Except as otherwise required by law, notice of each special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telex, telegram, cable, facsimile transmission or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice shall state the time and place of such meeting, but need not state the purpose or purposes thereof, unless otherwise required by law, the Certificate of Incorporation or these Bylaws ("Bylaws").

         Notice of any meeting need not be given to any director who shall attend such meeting in person (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened) or who shall waive notice thereof, before or after such meeting, in a signed writing.

         Section 3.08. QUORUM. At all meetings of the Board of Directors, a majority of the fixed number of directors shall constitute a quorum for the transaction of business, except that when the Board of Directors consists of one
(1) director, then the one director shall constitute a quorum.

         In the absence of a quorum, the directors present, by majority vote and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall be present. At any reconvened meeting following such an adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 3.09. VOTES REQUIRED. Except as otherwise provided by applicable law or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting duly held at which a quorum is present shall be sufficient to pass any measure.

         Section 3.10. PLACE AND CONDUCT OF MEETINGS. Each regular meeting and special meeting of the Board of Directors shall be held at a location determined as follows: The Board of Directors may designate any place, within or without the State of Delaware, for the holding of any meeting. If no such designation is made: (a) any meeting called by a majority of the directors shall be held at such location, within the county of the Corporation's principal executive office, as the directors calling the meeting shall designate; and (b) any other meeting shall be held at such location, within the county of the Corporation's principal executive office, as the Chairman of the Board may designate or, in the absence of such designation, at the Corporation's principal executive office. Subject to the requirements of applicable law, all regular and special meetings of the Board of Directors shall be conducted in accordance with such rules and procedures as the Board of Directors may approve and, as to matters not governed by such rules and procedures, as the chairman of such meeting shall determine. The chairman of any regular or special meeting shall be the Chairman of the Board, or, in his absence, a person designated by the Board of Directors. The Secretary, or, in the absence of the Secretary, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

         Section 3.11. FEES AND COMPENSATION. Directors shall be paid such compensation as may be fixed from time to time by resolution of the Board of
Directors: (a) for their usual and contemplated services as directors; (b) for their services as members of committees appointed by the Board of Directors, including attendance at committee meetings as well as services which may be required when committee members must consult with management staff; and (c) for extraordinary services as directors or as members of committees appointed by the Board of Directors, over and above those services for which compensation is fixed pursuant to items (a) and (b) in this Section 3.11. Compensation may be in the form of an annual retainer fee or a fee for attendance at meetings, or both, or in such other form or on such basis as the resolutions of the Board of Directors shall fix. Directors shall be reimbursed for all reasonable expenses incurred by them in attending meetings of the Board of Directors and committees appointed by the Board of Directors and in performing compensable extraordinary services. Nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity, such as an officer, agent, employee, consultant or otherwise, and receiving compensation therefor.

         Section 3.12. COMMITTEES OF THE BOARD OF DIRECTORS. To the full extent permitted by applicable law, the Board of Directors may from time to time establish committees, including, but not limited to, standing or special committees and an executive committee with authority and responsibility for bookkeeping, with authority to act as signatories on Corporation bank or similar accounts and with authority to choose attorneys for the Corporation and direct litigation strategy, which shall have such duties and powers as are authorized by these Bylaws or by the Board of Directors. Committee members, and the chairman of each committee, shall be appointed by the Board of Directors. The Chairman of the Board, in conjunction with the several committee chairmen, shall make recommendations to the Board of Directors for its final action concerning members to be appointed to the several committees of the Board of Directors. Any member of any committee may be removed at any time with or without cause by the Board of Directors. Vacancies which occur on any committee shall be filled by a resolution of the Board of Directors. If any vacancy shall occur in any committee by reason of death, resignation, disqualification, removal or otherwise, the remaining members of such committee, so long as a quorum is present, may continue to act until such vacancy is filled by the Board of Directors. The Board of Directors may, by resolution, at any time deemed desirable, discontinue any standing or special committee. Members of standing committees, and their chairmen, shall be elected yearly at the regular meeting of the Board of Directors which is held immediately following the annual meeting of stockholders. The provisions of Sections 3.07, 3.08, 3.09 and 3.10 of these Bylaws shall apply, mutatis mutandis, to any such Committee of the Board of Directors.

                                   ARTICLE IV

                                    Officers

         Section 4.01. DESIGNATION, ELECTION AND TERM OF OFFICE. The Corporation shall have a Chairman of the Board, a President, Treasurer, such senior vice presidents and vice presidents as the Board of Directors deems appropriate, a Secretary and such other officers as the Board of Directors may deem appropriate. These officers shall be elected annually by the Board of Directors at the organizational meeting immediately following the annual meeting of stockholders, and each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been elected and qualified or until his earlier resignation, death or removal. Any vacancy in any of the above offices may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

         Section 4.02. CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors shall preside at all meetings of the directors and shall have such other powers and duties as may from time to time be assigned to him by the Board of Directors.

         Section 4.03. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, subject to the power of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation. He shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at all meetings of the directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other duties as may be assigned to him from time to time by the Board of Directors.

         Section 4.04. TREASURER. The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by the directors.

         The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

         Section 4.05. SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, the Board of Directors and all committees. He shall be the custodian of the corporate seal and shall affix it to all documents which he is authorized by law or the Board of Directors to sign and seal. He also shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board or President.

         Section 4.06. ASSISTANT OFFICERS. The President may appoint one or more assistant secretaries and such other assistant officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as may be specified from time to time by the President.

         Section 4.07. WHEN DUTIES OF AN OFFICER MAY BE DELEGATED. In the case of absence or disability of an officer of the Corporation or for any other reason that may seem sufficient to the Board of Directors, the Board of Directors or any officer designated by it, or the President, may, for the time of the absence or disability, delegate such officer's duties and powers to any other officer of the Corporation.

         Section 4.08. OFFICERS HOLDING TWO OR MORE OFFICES. The same person may hold any two (2) or more of the above-mentioned offices.

         Section 4.09. COMPENSATION. The Board of Directors shall have the power to fix the compensation of all officers and employees of the Corporation.

         Section 4.10. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors, to the President, or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein unless otherwise determined by the Board of Directors. The acceptance of a resignation by the Corporation shall not be necessary to make it effective.

         Section 4.11. REMOVAL. Any officer of the Corporation may be removed, with or without cause, by the affirmative vote of a majority of the entire Board of Directors. Any assistant officer of the Corporation may be removed, with or without cause, by the President or by the Board of Directors.


                                    ARTICLE V

                     Indemnification of Directors, Officers
                      Employees end other Corporate Agents

         Section 5.01. ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereinafter as an "Agent"), against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

         Section 5.02. ACTION, ETC., BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         Section 5.03. DETERMINATION OF RIGHT OF INDEMNIFICATION. Any indemnification under Sections 5.01 or 5.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Agent is proper in the circumstances because the Agent has met the applicable standard of conduct set forth in Sections 5.01 and 5.02 hereof, which determination is made (a) by the Board of Directors, by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

         Section 5.04. INDEMNIFICATION AGAINST EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article V, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any action, suit or proceeding referred to in Sections
5.01 or 5.02 hereof, or in defense of any claim, issue or matter therein, such Agent shall be indemnified against expenses, including attorneys' fees actually and reasonably incurred by such Agent in connection therewith.

         Section 5.05. ADVANCES OF EXPENSES. Except as limited by Section 5.06 of this Article V, expenses incurred by an Agent in defending any civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if the Agent shall undertake to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified as authorized in this Article V. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful.

         Section 5.06. RIGHT OF AGENT TO INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION. Any indemnification or advance under this Article V shall be made promptly, and in any event within ninety days, upon the written request of the Agent, unless a determination shall be made in the manner set forth in the second sentence of Subsection 5.05 hereof that such Agent acted in a manner set forth therein so as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article V shall be enforceable by the Agent in any court of competent jurisdiction, if the Board of Directors or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

         Section 5.07. OTHER RIGHTS AND REMEDIES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article V shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         Section 5.08. INSURANCE. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article V.

         Section 5.09. CONSTITUENT CORPORATIONS. For the purposes of this
Article V, references to "the Corporation" shall include, in addition to the resulting corporation, all constituent corporations (including all constituents of constituents) absorbed in a consolidation or merger as well as the resulting or surviving corporation, which, if the separate existence of such constituent corporation had continued, would have had power and authority to indemnify its Agents, so that any Agent of such constituent corporation shall stand in the same position under the provisions of the Article V with respect to the resulting or surviving corporation as that Agent would have with respect to such constituent corporation if its separate existence had continued.

         Section 5.10. OTHER ENTERPRISES, FINES, AND SERVING AT CORPORATION'S REQUEST. For purposes of this Article V, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

         Section 5.11. SAVINGS CLAUSE. If this Article V or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this
Article V that shall not have been invalidated, or by any other applicable law.


                                   ARTICLE VI

                                      Stock

         Section 6.01. CERTIFICATES. Except as otherwise provided by law, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class (and series, if appropriate) of shares of stock owned by him in the Corporation. Each certificate shall be signed in the name of the Corporation by the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President, together with the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on any certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         Section 6.02. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation only by the holder thereof, in person or by his duly authorized attorney, upon the surrender of the certificate representing the shares to be transferred, properly endorsed, to the Corporation's transfer agent, if the Corporation has a transfer agent, or to the Corporation's registrar, if the Corporation has a registrar, or to the Secretary, if the Corporation has neither a transfer agent nor a registrar. The Board of Directors shall have power and authority to make such other rules and regulations concerning the issue, transfer and registration of certificates of the Corporation's stock as it may deem expedient.

         Section 6.03. TRANSFER AGENTS AND REGISTRARS. The Corporation may have one or more transfer agents and one or more registrars of its stock whose respective duties the Board of Directors or the Secretary may, from time to time, define. No certificate of stock shall be valid until countersigned by a transfer agent, if the Corporation has a transfer agent, or until registered by a registrar, if the Corporation has a registrar. The duties of transfer agent and registrar may be combined.

         Section 6.04. STOCK LEDGERS. Original or duplicate stock ledgers, containing the names and addresses of the stockholders of the Corporation and the number of shares of each class of stock held by them, shall be kept at the principal executive office of the Corporation or at the office of its transfer agent or registrar.

         Section 6.05. RECORD DATES. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or in order to make a determination of stockholders for any other proper purpose. Such date in any case shall be not more than sixty (60) days, and in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. Only those stockholders of record on the date so fixed shall be entitled to any of the foregoing rights, notwithstanding the transfer of any such stock on the books of the Corporation after any such record date fixed by the Board of Directors.

APPENDIX C
----------

                              LASER PHOTONICS, INC.

                             2000 STOCK OPTION PLAN



         1. PURPOSE. The purpose of the Laser Photonics, Inc. 2000 Stock Option Plan (the "Plan") is to provide an incentive to officers, directors, employees, independent contractors, and consultants of Laser Photonics, Inc., a Delaware corporation (the "Company"), and any parent companies and subsidiaries (together with the Company herein collectively referred to as "LPI") to remain in the employ of LPI or provide services to LPI and contribute to its success. This Plan was adopted by the Board of Directors as of May 15, 2000.


         As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meanings set forth in Section 424(e) and (f) of the Code.

                  2. ADMINISTRATION. The Plan shall be administered by a committee (the "Plan Committee") which shall be established by the Board of Directors of the Company (the "Board"). The Plan Committee shall be comprised of at least two individuals, each of whom shall be a "nonemployee director," as defined in Rule 16b-3, as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of Section 162(m) of the Code. Members of the Plan Committee shall be appointed, both initially and as vacancies occur, by the Board. The Board may serve as the Plan Committee if by the terms of the Plan all members of the Board are otherwise eligible to serve on the Plan Committee. The Board, at any time it so desires, may increase or decrease, but not below two, the number of members of the Plan Committee, may remove from membership on the Plan Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Plan Committee, whether by removal, resignation or otherwise. The provisions of the Plan and all option and ("SAR") agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to:

                     (a) Determine the persons (hereinafter, "optionees") to whom options to purchase shares of Common Stock of the Company ("Stock") and SARs shall be granted;

                     (b) Determine the number of options and SARs to be granted to each optionee;

                     (c) Determine the price to be paid for each share of Stock issued (or otherwise sold) upon the exercise of each option and the manner and condition in which each option may be exercised;

                     (d) Determine the period within which each option and SAR may be exercised, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

                     (e) Determine whether to grant incentive stock options, or non-qualified stock options, or both (to the extent that any option does not qualify as an incentive stock option, it shall constitute a separate non-qualified stock option); PROVIDED, HOWEVER, that incentive stock options may only be granted to employees;

                     (f) Interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law;

                     (g) Determine the terms and conditions of each stock option and/or SAR agreement entered into between the Company and persons to whom the Company has granted an option or SAR and of any amendments thereto (provided that the optionee consents to each such amendment).

         The Plan Committee may require that each optionee enter into a written agreement with the Company, which will set forth all the terms and conditions of the grant of options or SARs. The award agreement shall contain such other terms, provisions and conditions not inconsistent herewith, as shall be determined by the Plan Committee.

         The optionee shall take whatever additional actions and execute whatever additional documents the Plan Committee may, in its reasonable judgment, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the optionee pursuant to the express provisions of the Plan and the applicable award agreement. The Plan Committee shall cause each option to be designated as an incentive stock option or a non-qualified stock option.

         The Plan Committee shall meet at such times and places as it determines, including by means of a telephone conference call. A majority of the members shall constitute a quorum, and a decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Plan Committee. A memorandum signed by all of the members of the Plan Committee shall constitute the decision of the Plan Committee without the necessity, in such event, for holding an actual meeting.

         If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the award agreements.

                  3. ELIGIBILITY. Officers, directors and employees of LPI independent contractors, consultants and other persons providing significant services to LPI shall be eligible to receive grants of options under the Plan.

                  4. STOCK SUBJECT TO PLAN. There shall be reserved for issue, upon the exercise of options granted under the Plan, 1,000,000 shares of Stock or the number of shares of Stock, which, in accordance with the provisions of
Section 9 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan. The maximum number of shares with respect to which options or SARs may be granted to an optionee who is an employee of LPI shall not exceed 100,000 shares in any fiscal year during the term of the Plan.


         The certificates for Stock issued hereunder may include any legend, which the Plan Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the award agreement, or as the Plan Committee may otherwise deem appropriate.

                  5. TERMS OF OPTIONS AND SARS.

                     (a) INCENTIVE STOCK OPTIONS. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in Section 422 of the Code. Incentive stock options shall be granted only to employees of LPI. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

                     (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of the shares on the date the option is granted, or not less than 110% of the Fair Market Value of such shares on the date such option is granted in the case of an individual then owning (for purposes of Sections 422(b)(6) and 424(d) of the Code) 10% or more of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option hereunder or any later date specified by the Plan Committee. For the purposes of the Plan, "Fair Market Value" of the shares shall be the closing sales price reported for the Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted, or (iii) if the Stock is not traded in any market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules, (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party), as may be established by the Committee in its discretion; PROVIDED, HOWEVER, that, where the shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the shares have not been traded for 10 trading days.

                     (2) PERIOD OF OPTION AND EXERCISE. The period or periods within which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten (10) years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (for purposes of Sections 422 (b)(6) and 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries.

                     (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option price be payable, at the election of the holder of the option and with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

                     (4) LIMITATION ON AMOUNT BECOMING EXERCISABLE IN ANY ONE CALENDAR YEAR. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate Fair Market Value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, the Parent, and Subsidiaries) shall not exceed $100,000.

                     (5) DISQUALIFYING DISPOSITIONS OF INCENTIVE STOCK OPTIONS. If Shares acquired upon exercise of an incentive stock option are disposed of in a disqualifying disposition, within the meaning of Section 422 of the Code, by an optionee prior to the expiration of either two years from the date of grant of such option or one year from the transfer of Shares to the optionee pursuant to the exercise of such option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

                     (b) NONQUALIFIED STOCK OPTIONS. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of LPI and to consultants, independent contractors and other persons who provide substantial services to LPI. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

                     (1) OPTION PRICE. The price to be paid for each share of stock upon the exercise of an option shall be determined by the Plan Committee at the time the option is granted, but in no event shall be less than 85% of the Fair Market Value of the shares on the date the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorized the grant of an option hereunder or any later date specified by the Plan Committee. To the extent that the Fair Market Value of Stock is relevant to the pricing of the option by the Plan Committee, Fair Market Value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

                     (2) PERIOD OF OPTION AND EXERCISE. The periods, installments or intervals during which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

                     (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

                     (c) STOCK APPRECIATION RIGHTS. SARs may be granted in writing under the Plan by the Plan Committee subject to the following terms and conditions and such other terms and conditions as the Plan Committee may prescribe.

                     (1) RIGHT OF OPTIONEE. Each SAR shall entitle the holder thereof, upon the exercise of the SAR, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the Fair Market Value of one share of Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of an SAR shall be made in Stock valued at the Fair Market Value of the Stock on the date of exercise.

                     (2) EXERCISE. An SAR shall be exercisable only at the time or times established by the Plan Committee. If an SAR is granted in connection with an option, the following rules shall apply: (i) the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (iii) upon exercise of the option, the related SAR or portion thereof terminates.

                     (3) RULES. The Plan Committee may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

                     (4) FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of an SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Plan Committee shall determine, the number of shares may be rounded downward to the next whole share.

                     (5) SHARES SUBJECT TO PLAN. Upon the exercise of an SAR for shares, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares issued.

                  6. NONTRANSFERABILITY. The options and SARs granted pursuant to the Plan shall be nontransferable, except by will or the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or for options other than incentive stock options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be exercisable during the optionee's lifetime only by him (or, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

                  7. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Unless otherwise specified in the applicable option and/or SAR agreement, or unless otherwise specified by the Plan Committee, upon termination of the optionee's employment or other relationship with LPI, his rights to exercise options and SARs then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):

                     (a) DEATH OR DISABILITY. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of an optionee, any option or SAR which he holds may be exercised (to the extent exercisable at his death or disability), unless it otherwise expires, within such period after the date of his death (not less than six months nor more than twelve months) as the Plan Committee shall prescribe in his option agreement or SAR, by the optionee or, in the event of death, by the optionee's representative or by the person entitled thereto under his will or the laws of intestate succession.

                     (b) RETIREMENT. Upon the retirement (either pursuant to an LPI retirement plan, if any, or pursuant to the approval of the Board) of an officer, director or employee, an outstanding option or SAR may be exercised (to the extent exercisable at the date of such retirement) by him within such period after the date of his retirement (provided that such period is no less than 30 days and no more than three months) as the Plan Committee shall prescribe in his option agreement or SAR.

                     (c) OTHER TERMINATION. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of LPI for any reasons other than as set forth in (a) and (b), above, or a nonemployee ceases to provide services to LPI, any option or SAR which he holds shall remain exercisable (to the extent exercisable as of the date of such termination) until 30 days after the date of such termination.

                     (d) PLAN COMMITTEE DISCRETION. The Plan Committee may in its sole discretion accelerate the exercisability of any or all options or SARs.

                  8. TRANSFER TO RELATED CORPORATION. In the event an employee leaves the employ of the Company to become an employee of a Parent or a Subsidiary or any employee leaves the employ of a Parent or a Subsidiary to become an employee of the Company or another Parent or Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.

                  9. ADJUSTMENT OF SHARES; TERMINATION OF OPTIONS AND SARS.

                     (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalization, reorganizations or like events (as determined by the Plan Committee), an appropriate adjustment may be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in
Section 4 hereof, in the number of shares and the option price per share specified in any stock option agreement, in the number of SARs with respect to any unexercised shares, and in any other appropriate terms of options or SARs. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

                     (b) TERMINATION OF OPTIONS AND SARS ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. Notwithstanding anything to the contrary in this Plan, unless otherwise provided by the Plan Committee, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Plan Committee) or in the event of the liquidation or dissolution of the Company, all options and SARs granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options and SARs by the continuing or surviving corporation.

                  10. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Stock upon exercise of an option or SAR is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

                  11. TAX WITHHOLDING. As a condition to the exercise of an option or SAR or otherwise, the Company may require an optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required, as determined in the discretion of the Plan Committee, to withhold with respect to the exercise of an option or SAR granted hereunder. At the discretion of the Plan Committee and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the optionee upon the exercise of an option or SAR.

                  12. AMENDMENT. The Board may amend the Plan at any time, except that without shareholder approval:

                     (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9(a) hereof;

                     (b) The option price per share of Stock subject to incentive stock options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the option is granted;

                     (c) The maximum period of ten (10) years during which the options or SARs may be exercised may not be extended;

                     (d) The class of persons eligible to receive options or SARs under the Plan as set forth in Section 3 shall not be changed; and

                     (e) This Section 12 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

                  13. EFFECTIVE DATE. The Plan shall be effective upon the date of its adoption by the Board, and subject to the approval of the stockholders of the Company within the 12 month period following such adoption date.

                  14. TERMINATION. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its effectiveness or earlier by resolution of the Board, or upon consummation of any merger, consolidation or other reorganization in which the options granted hereunder terminate, all as described in Section 9(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

                  15. NO RIGHTS AS STOCKHOLDER. Neither the optionee nor any person entitled to exercise the optionee's rights in the event of death shall have any rights of a stockholder with respect to the Shares subject to an option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the option as provided for herein.

                  16. STOCK OPTION AND SAR AGREEMENT. Each option and SAR granted under the Plan shall be evidenced by a written agreement executed by the Company and accepted by the optionee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein,
(ii) shall indicate whether an option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, the stock option agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) may contain the agreement of the optionee to remain in the employ of, and/or to render services to, the Company or any Parent or Subsidiary for a period of time to be determined by the Plan Committee, and (iv) may contain such other terms and conditions as the Plan Committee deems desirable and which are not inconsistent with the Plan.

                  17. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any option or SAR granted hereunder shall confer upon any optionee any right to continue in the employ of LPI or to continue to perform services for LPI, or shall interfere with or restrict in any way the rights of LPI to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

                  18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         Executed and dated as of the date first written above at Carlsbad, California.

                                           LASER PHOTONICS, INC.



                                           By: /S/ Jeffrey F. O'Donnell
                                              ----------------------------------
                                               Jeffrey F. O'Donnell
                                               Chief Executive Officer

APPENDIX D
----------

                              LASER PHOTONICS, INC.

                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


         1.  PURPOSES OF THE PLAN
             --------------------


         The purposes of this 2000 Non-Employee Director Stock Option Plan (the "Plan") are to enable Laser Photonics, Inc., a Delaware corporation (the "Company") to attract, retain and motivate the directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between the directors and the stockholders of the Company by granting the directors options to purchase Common Stock (as defined herein). The Plan was adopted by the Board of Directors to be effective as of June 1, 2000 and approved by the stockholders on ______, 2000.



         2.  DEFINITIONS
             -----------

         In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

         (a) "Act" means the Securities Exchange Act of 1934, as amended.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Cause" means an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

         (d) "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

         (e) "Committee" means a committee of the Board, appointed from time to time by the Board, which Committee shall be intended to consist of two or more directors who are non-employee directors, as defined in Rule 16b-3, or such other committee of the Board to which the Board has delegated its power and functions hereunder. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance with the requirements of Rule 16b-3 shall not affect the validity of the interpretations or other actions of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

         (f) "Common Stock" means the common stock of the Company, par value $0.01 per share, any common stock into which the common stock may be converted and any common stock resulting from any reclassification of the common stock.

         (g) "Company" means Laser Photonics, Inc., a Delaware corporation, and any successor thereto.

         (h) "Disability" means a total and permanent disability, as defined in
Section 22(e)(3) of the Code.

         (i) "Eligible Director" means a director of the Company who is not then a current employee of the Company or any Related Person.

         (j) "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the closing sales price reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted, or (iii) if the Common Stock is not traded in any market, such value as may be determined by the Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules, (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party), as may be established by the Committee in its discretion; PROVIDED, HOWEVER, that, where the shares are so listed or traded, the Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the shares have not been traded for 10 trading days.

         (k) "Option" means the right to purchase the number of Shares granted in the Option agreement at a prescribed purchase price according to the terms specified in the Plan.

         (l) "Participant" means an Eligible Director who is granted an Option under the Plan, which Option has not expired.

         (m) "Related Person" means, other than the Company (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code; or
(b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

         (n) "Rule 16b-3" means Rule 16b-3 promulgated under Section 16(b) of the Act, as then in effect or any successor provisions.

         (o) "Securities Act" means the Securities Act of 1933, as amended.

         (p) "Share" means a share of Common Stock.

         (q) "Termination of Directorship" with respect to an individual means that individual is no longer acting as a director (whether a non-employee director or employee director) of the Company.


         3.  EFFECTIVE DATE
             --------------

         The Plan shall be effective as of January 1, 2000 (the "Effective Date"), subject to its approval by the majority of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote on the Plan at a meeting of stockholders within one (1) year after the Plan is adopted by the Board, provided that the total vote cast on the Plan represents the majority in interest of all securities present, or represented, and entitled to vote on the Plan. Grants of Options under the Plan will be made on or after the Effective Date of the Plan, provided that, if the Plan is not approved by the requisite vote of stockholders, all Options which have been granted pursuant to the terms of the Plan shall be null and void. No Options may be exercised prior to the approval of the Plan by the majority of the Common Stock, as such majority is measured at the time of such approval.

         4.  ADMINISTRATION
             --------------

         4.1. DUTIES OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

         4.2. ADVISORS. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

         4.3. INDEMNIFICATION. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or Bylaws of the Company.

         4.4. MEETINGS OF THE COMMITTEE. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

         4.5. DETERMINATIONS. Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, directors, officers and other employees of the Company, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

         5.  SHARES, ADJUSTMENTS UPON CERTAIN EVENTS
             ---------------------------------------

         5.1. SHARES TO BE DELIVERED. Shares to be issued under the Plan shall be made available, at the sole discretion of the Board; either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option nor will any compensation be paid with regard to fractional shares.


         5.2. NUMBER OF SHARES. Subject to adjustment as provided in this
Article 5, the maximum aggregate number of Shares authorized for issuance under the Plan shall be 250,000. Where an Option is for any reason canceled, or expires or terminates unexercised, the Shares covered by such Option shall again be available for the grant of Options, within the limits provided by the preceding sentence. The certificates for Shares issued hereunder may include any legend, which the Committee deems appropriate to reflect any rights of first refusal or other restrictions on transfer hereunder or under the award agreement, or as the Committee may otherwise deem appropriate.

         5.3 ADJUSTMENT OF SHARES. In the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, consolidations, recapitalization, reorganizations or like events (as determined by the Committee), an appropriate adjustment may be made by the Committee in the number of shares reserved under the Plan, in the number of shares set forth in Section
5.2 hereof, in the number of shares and the option price per share specified in any stock option agreement. The determination of the Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Committee. The Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

         5.4. TERMINATION OF OPTIONS ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. Notwithstanding anything to the contrary in this Plan, unless otherwise provided by the Committee, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Committee) or in the event of the liquidation or dissolution of the Company, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options by the continuing or surviving corporation.

         6.  SECURITIES LAW REQUIREMENTS
             ---------------------------

         The Company's obligation to issue shares of its Common Stock upon exercise of an option is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

         7.  GRANTS AND TERMS OF OPTIONS
             ---------------------------

         7.1. GRANT. Upon the first anniversary (the "Initial Grant Date") of the later of (i) the Effective Date of the Plan and (ii) the date of the approval of the Plan by the Board, each Eligible Director shall be automatically granted an Option to purchase a number of Shares equal to the product of (i) 5,000 and (ii) the number of fiscal quarters remaining in the Company's then current fiscal year (including the quarter in which the Initial Grant Date falls), subject to the terms of the Plan. Notwithstanding anything to the contrary herein, any Eligible Director who is first elected to the Board after the Effective Date, but prior to the Initial Grant Date, shall automatically be granted, as of the effective date of his election ("First Grant Date"), an Option to purchase a number of Shares equal to the product of (i) 5,000 and (ii) the number of fiscal quarters remaining in the Company's then current fiscal year (including the quarter in which such director was elected), subject to the terms of the Plan. As of January 1 of each year following the Initial Grant Date or the First Grant Date, as the case may be, each Eligible Director shall be automatically granted an Option to purchase 20,000 Shares ("Annual Grant").

         7.2. DATE OF GRANT. If a grant of Options is to be made on a day on which the principal national exchange or automated quotation system sponsored by the National Association of Securities Dealers with respect to which Shares are traded is not open for trading, the grant shall be made on the first day thereafter on which such exchange or system is open for trading.

         7.3. OPTION AGREEMENT. Options shall be evidenced by Option agreements in such form as the Committee shall approve from time to time.

         7.4. OPTION TERMS:

         (a) Exercise Price. The purchase price per share ("Purchase Price") deliverable upon the exercise of an Option shall be 100% of the Fair Market Value of such Share as follows:

         (i) For Options issued on the Initial Grant Date, the Fair Market Value shall be measured as of the last trading date of the fiscal quarter prior to the Initial Grant Date;

         (ii) For Options issued on the First Grant Date, the Fair Market Value shall be measured as of the First Grant Date;

         (iii) For Annual Grants of Options issued as of January 1 of any fiscal year, the Fair Market Value shall be measured as of the last trading date of the prior year;

         7.5. VESTING OF OPTIONS. Except as otherwise provided herein, Options granted to Eligible Directors shall vest and become exercisable to the extent of 5,000 Shares for each fiscal quarter in which the Eligible Director shall have served at least one day as a director of the Company.

         7.6. PROCEDURE FOR EXERCISE. A Participant electing to exercise one or more Options shall give written notice to the Company of such election and of the number of Options he has elected to exercise. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash.

         7.7. EXPIRATION. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

         8.  EFFECT OF TERMINATION OF DIRECTORSHIP
             -------------------------------------

         8.1. GENERAL. Unless provided otherwise in the Option agreement, upon a Participant's Termination of Directorship for any reason except death, Disability or Cause, prior to the complete exercise of an Option (or deemed exercise thereof), then such Option shall thereafter be exercisable to the extent such Option is vested and shall remain exercisable until the earlier of
(i) the expiration of the ninety (90) day period following the Participant's Termination of Directorship or (ii) the remaining term of the Option.

         8.2. DEATH OR DISABILITY. Unless provided otherwise in the Option agreement, upon Termination of Directorship on account of Disability or death, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, until the earlier of (i) first anniversary of the Participant's Termination of Directorship or (ii) the remaining term of the Option.

         8.3. TERMINATION BY COMPANY FOR CAUSE. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct during such directorship that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

         8.4. CANCELLATION OF OPTIONS. Options that were not exercisable during the period a Participant serves as a director shall not become exercisable upon a Termination of Directorship for any reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

         9.  NONTRANSFERABILITY OF OPTIONS
             -----------------------------

         No Option shall be transferable by any Participant otherwise than (i) by will, other instrument of testamentary distribution, or under applicable laws of descent and distribution, or (ii) to such Participant's retirement plan or grantor trust to the extent that such transferability does not disqualify the Shares underlying such options from qualification for registration by the Company on Form S-8. Except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that an Option that is otherwise not transferable pursuant to this Article 9 is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

         10.  RIGHTS AS A STOCKHOLDER
              -----------------------

         A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

         11.  SECURITIES LAW REQUIREMENTS
              ---------------------------

         The Company's obligation to issue Shares upon exercise of an option is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

         12.  TERMINATION, AMENDMENT AND MODIFICATION
              ---------------------------------------

         Subject to the number of Shares authorized for issuance under the Plan as provided in Section 5.2, the Plan shall continue in effect without limit unless and until the Board otherwise determines. The termination of the Plan shall not terminate any outstanding Options that by their terms continue beyond such termination date. The Committee or the Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the Options shall conform to all applicable laws and regulations, and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, solely to the extent required by law, the Committee or the Board may not effect any amendment that would require the approval of the stockholders of the Company under applicable law or under any regulation of a principal national securities exchange or automated quotation system sponsored by the National Association of Securities Dealers unless such approval is obtained. This Plan may be amended or terminated at any time by the stockholders of the Company.

         Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of the Participant or the permitted transferee of his Option, alter or impair the rights and obligations arising under any then outstanding Option.

         13.  USE OF PROCEEDS
              ---------------

         The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.

         14.  GENERAL PROVISIONS
              ------------------

         14.1. RIGHT TO TERMINATE DIRECTORSHIP. This Plan shall not impose any obligations on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

         14.2. TRUSTS, ETC. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         14.3. NOTICES. Any notice to the Company required by or in respect of this Plan will be addressed to the Company at 2431 Impala Drive, Carlsbad, California 92008, fax: 760-602-3320, Attention: Chief Financial Officer, or such other place of business as shall become the Company's principal executive offices from time to time. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his or her status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telecopy and deposited in the United States mail by first class delivery within one business day following dispatch by telecopy, or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

         14.4. SEVERABILITY OF PROVISIONS. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

         14.5. PAYMENT TO MINORS, ETC. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

         14.6. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

         14.7. COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

         14.8. CONTROLLING LAW. The Plan shall be construed and enforced according to the laws of the State of Delaware, without giving effect to rules governing the conflict of laws.

         14.9. SECTION 16(b) OF THE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

         15.  ISSUANCE OF STOCK CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES
              ------------------------------------------------------------

         15.1. STOCK CERTIFICATES. Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

         15.2. LEGENDS. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

         15.3. PAYMENT OF EXPENSES. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

         16.  LISTING OF SHARES AND RELATED MATTERS
              -------------------------------------

         If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

         17.  WITHHOLDING TAXES
              -----------------

         The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of any federal, state or local taxes required by law to be withheld.

         Executed and dated as of the date first written above at Carlsbad, California.

                                           LASER PHOTONICS, INC.



                                           By: /S/ Jeffrey F. O'Donnell
                                              ----------------------------------
                                               Jeffrey F. O'Donnell
                                               Chief Executive Officer